Exhibit 10.25

CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 31, 2012, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (in such capacity, “Agent”), KELLWOOD COMPANY, a Delaware corporation (“Borrower Representative”), the Domestic Subsidiaries of Borrower Representative party hereto as Borrowers (together with Borrower Representative, “Borrowers”) and the other Obligors party hereto (together with the Borrowers, the “Loan Parties”).

WHEREAS, the Loan Parties, Agent, and Lenders are parties to that certain Credit Agreement dated as of October 19, 2011 (as amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have notified Agent and the Lenders that Borrower Representative and Canadian Recreation Products Inc. (“Canadian RR Sub”) desire to enter into a Purchase Agreement in the form of Exhibit A hereto (the “Royal Robbins Purchase Agreement”) pursuant to which Parent will sell all of the issued and outstanding equity interests of Royal Robbins, LLC (“Royal Robbins” and all such issued and outstanding equity interests of Royal Robbins the “Royal Robbins Transferred Equity Interests”) to RR Acquisition Corporation (“US RR Purchaser”) and Canadian RR Sub will sell the assets described on Exhibit B hereto (the “RR Transferred Assets”) to RR Canada, Inc. (“Canadian RR Purchaser”);

WHEREAS, the Loan Parties have also notified Agent and the Lenders that Phat Fashions LLC (“Phat Fashions”) has entered into a Purchase Agreement in the form of Exhibit C hereto (the “Phat Fashions Purchase Agreement”) pursuant to which Phat Fashions will sell the assets described on Exhibit D hereto (the “PF Transferred Assets”) to Baby Phat Holding Company, LLC (“PF Purchaser”);

WHEREAS, the Loan Parties have requested that Agent and the Lenders consent to (i) the sale by Parent of all of the Royal Robbins Transferred Equity Interests to US RR Purchaser pursuant to the Royal Robbins Purchase Agreement, (ii) the sale by Phat Fashions of the PF Transferred Assets to PF Purchaser pursuant to the Phat Fashions Purchase Agreement, (iii) the release of Royal Robbins as a Borrower and/or Obligor under the Credit Agreement and the other Loan Documents and the release of Agent’s Lien on the assets of Royal Robbins, in each case upon receipt of the Initial RR Consideration (as defined below), (iv) the release of Agent’s Lien on the PF Transferred Assets upon receipt of the Initial PF Consideration (as defined below), and (v) the prepayment of the Second Lien Debt in an aggregate amount not to exceed $10,000,000, with a portion of the Net Cash Proceeds arising from the sale of the Royal Robbins Transferred Equity Interests pursuant to the Royal Robbins Purchase Agreement;

WHERAS, the Agent and Lenders are willing to provide such consent on the terms provided herein;

WHEREAS, the Loan Parties, Agent and Lenders have also agreed to amend the Credit Agreement in certain respects on the terms provided herein;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Consent. In reliance on the representations and warranties of the Loan Parties set forth in Section 7 below and subject to the conditions to effectiveness set forth in Section 6 below, Agent and the Lenders consent to (i) the sale by Parent of the Royal Robbins Transferred Equity Interests to US RR Purchaser pursuant to the Royal Robbins Purchase Agreement, the release of Royal Robbins as a Borrower and/or Obligor under the Credit Agreement and the other Loan Documents and the release of Agent’s Lien on the assets of Royal Robbins, in each case so long as (A) such sale is consummated on or before January 31, 2013 (B) the amount of Net Cash Proceeds arising from the cash purchase price (excluding any escrow amount) paid on the Closing (as defined in the Royal Robbins Purchase Agreement) for the Royal Robbins Transferred Equity Interests (such amount, the “Initial RR Consideration”) is at least $17,500,000 and (C) $10,000,000 of Initial RR Consideration is remitted directly to Second Lien Agent and the remaining portion of the Initial RR Consideration is remitted directly to Agent for application to the outstanding Revolving Loans, (ii) the sale by Phat Fashions of the PF Transferred Assets to PF Purchaser pursuant to the Phat Fashions Purchase Agreement and the release of Agent’s Lien on the PF Transferred Assets, in each case, so long as (A) such sale is consummated on or before January 31, 2013 (B) the amount of the Net Cash Proceeds arising from the cash purchase price (excluding any escrow amount) paid on the Closing (as defined in the Phat Fashions Purchase Agreement) for the PF Transferred Assets (such amount, the “Initial PF Consideration”) is at least $5,000,000 and (C) the Initial PF Consideration is remitted directly to Agent for application to the outstanding Revolving Loans, and (iii) the prepayment of the Second Lien Debt in an aggregate amount not to exceed $10,000,000 with a portion of the Net Cash Proceeds arising from the sale of the Royal Robbins Transferred Equity Interests pursuant to the Royal Robbins Purchase Agreement. The foregoing consent shall not be deemed to be a consent to any other deviation from the express terms of the Credit Agreement and the Loan Documents.

3. Amendments to Credit Agreement. In reliance upon the representations and warranties of the Borrower set forth in Section 7 below and subject to the conditions to effectiveness set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in appropriate alphabetical order, as follows:

Initial RR Consideration – as defined in the Fourth Amendment.

Initial PF Consideration – as defined in the Fourth Amendment.

PF Transferred Assets – as defined in the Fourth Amendment.

Phat Fashions Purchase Agreement – as defined in the Fourth Amendment.

Royal Robbins Investment – collectively, the “Seller Notes” (as defined in the Royal Robbins Purchase Agreement) and the “Earnout Cash” (as defined in the Royal Robbins Purchase Agreement).

Royal Robbins Purchase Agreement – as defined in the Fourth Amendment.

Royal Robbins Transferred Equity Interests – as defined in the Fourth Amendment.

Fourth Amendment – that certain Consent and Amendment No. 4 to Credit Agreement dated as of December 31, 2012 among Agent, Lenders and Loan Parties.

(b) The definition of “Permitted Investment” in Section 1.1 of the Credit Agreement is hereby amended to replace the reference to “(i)” with a reference to “(j)”.

(c) The definition of “Restricted Investment” in Section 1.1 of the Credit Agreement is hereby amended to (i) replace the “and” after the clause (h) with (ii) reletter clause “(i)” as “(j)”, and (iii) add the following clause (i):

(i) the Royal Robbins Investment, and

(d) The definition of “Net Proceeds” set forth in Section 1.1 of the Credit Agreement is amended to replace the capitalized term “Net Proceeds” with “Net Cash Proceeds”.

(e) A new sentence is added at the end of Section 5.3(b) of the Credit Agreement as follows:

Notwithstanding anything contained in this Section 5.3(b) to the contrary, (i) the Net Cash Proceeds from the sale of the Royal Robbins Transferred Equity Interests pursuant to the Royal Robbins Purchase Agreement shall be used as follows: (A) $10,000,000 shall be used by Obligors to prepay the Second Lien Debt, (B) $5,000,000 shall be applied to the prepayment of the Loans in accordance with Section 5.3(f), and (C) the remaining portion of such Net Cash Proceeds shall pay down the Loans (without a permanent reduction in the Maximum Revolver Amount or Revolver Commitments, it being understood that such Net Cash Proceeds shall not be required to be reinvested in or otherwise used to repair, replace or restore any properties or assets as provided above in this Section 5.3(b) so long as “Excess Proceeds” (as defined in the 2009 Indenture) do not at any time exceed $10,000,000), and (ii) the Net Cash Proceeds from the sale of the PF Transferred Assets pursuant to the Phat Fashions Purchase Agreement shall pay down the Loans (without a permanent reduction in the Maximum Revolver Amount or Revolver Commitments, it being understood that such Net Cash Proceeds shall not be required to be reinvested in or otherwise used to repair, replace or restore any properties or assets as provided above in this Section 53(b)).

(f) A new sentence is added at the end of Section 5.3(f) of the Credit Agreement as follows:

Notwithstanding anything contained in this Section 5.3(f) to the contrary, (x) any prepayment arising under clause (i)(B) of the last sentence of Section 5.3(b) from the Net Cash Proceeds from the sale of the Royal Robbins Transferred Equity Interests shall (A) so long as no Application Event shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Loans (with a corresponding permanent reduction in the Maximum Revolver Amount and Revolver Commitments but no establishment of a permanent Availability Reserve shall be required), until paid in full, and second, to provide Cash Collateralization for the Letters of Credit (with a corresponding permanent reduction in the Maximum Revolver Amount and Revolver Commitments but no establishment of a permanent Availability Reserve shall be required), and (B) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 5.6 (with a corresponding permanent reduction in the Maximum Revolver Amount and Revolver Commitments and, at the election of the Required Lenders, the establishment of a permanent Availability Reserve in the amount of the prepayment (it being understood that once applied, no permanent Availability Reserve may be retroactively applied)), (y) any pay down of the Loans arising under clause (i)(C) of the last sentence of Section 5.3(b) from the Net Cash Proceeds from the sale of the Royal Robbins Transferred Equity Interests shall not require a permanent reduction of the Maximum Revolver Amount or Revolver Commitments or the establishment of a permanent Availability Reserve, and (z) any pay down of the Loans arising under clause (ii) of the last sentence of Section 5.3(b) from the Net Cash Proceeds from the sale of the PF Transferred Assets shall not require a permanent reduction of the Maximum Revolver Amount or Revolver Commitments or the establishment of a permanent Availability Reserve.

4. Continuing Effect. Except as expressly set forth in Section 2 or 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

5. Reaffirmation and Confirmation; Covenant.

(a) Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally) and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

(b) Each of (i) SCSF Kellwood Finance, LLC (“SCSF Finance”) and Sun Kellwood Finance, LLC (“Sun Finance”, and together with SCSF Finance, the “Sun Guarantors”) hereby ratifies, affirms, acknowledges and agrees that its obligations under that certain Guaranty, dated as of October 19, 2011, made by the Sun Guarantors in favor of the Agent remain in full force and effect and (ii) SK Financial Services Corp. hereby ratifies, affirms, acknowledges and agrees that its obligations under that certain Limited Guaranty dated as of March 23, 2012, made by SK Financial Services Corp. in favor of the Agent remains in full force and effect.

6. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:

(a) Agent shall have received a fully executed copy of this Amendment;

(b) Agent shall have received a fully executed copy of an amendment to the Second Lien Debt Documents, consenting to the dispositions contemplated by the Royal Robbins Purchase Agreement and the Phat Fashions Purchase Agreement;

(c) Agent shall have received a fully executed copy of an amendment to the Last-Out Term Loan Documents, consenting to the dispositions contemplated by the Royal Robbins Purchase Agreement and the Phat Fashions Purchase Agreement;

(d) Agent shall have received a fully executed consent to the Second Lien Debt Intercreditor Agreement consenting to this Amendment; and

(e) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

7. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that, after giving effect to this Amendment:

(a) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date);

(b) No Default or Event of Default has occurred and is continuing;

(c) This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally; and

(d) The transactions contemplated by the Royal Robbins Purchase Agreement and the Phat Fashions Purchase Agreement and the application of the Net Cash Proceeds from such transactions as described herein are in compliance with the 2009 Indenture. Parent has received an opinion as to fairness to Parent of the transactions contemplated by the Royal Robbins Purchase Agreement from a financial point of view issued by an accounting, appraisal or investment banking firm of material standing.

8. Miscellaneous.

(a) Expenses. The Loan Parties jointly and severally agree to pay on demand all expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, all in accordance with Section 3.4 of the Credit Agreement. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.

(b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

9. Other Agreements.

(a) Effective simultaneously with receipt of the Initial RR Consideration, (i) the release in the form of Exhibit E hereto releasing Royal Robbins as a Borrower under the Credit Agreement and the other Loan Documents shall be automatically effective, (ii) Agent authorizes the filing of a UCC termination statement with respect to the UCC financing statement listed on Exhibit F hereto, and (iii) Agent agrees to take such further actions as may be reasonably requested by Borrowers to evidence the termination of the Liens of Agent in the assets of Royal Robbins and the release of Royal Robbins as a Borrower.

(b) Effective simultaneously with receipt of the Initial PF Consideration, (i) Agent authorizes the filing of the partial release in the form of Exhibit G hereto with respect to the UCC financing statement listed on Exhibit H hereto and (ii) Agent agrees to take such further actions as may be reasonably requested by Obligors to evidence the termination of the Liens of Agent in the PF Transferred Assets.

(c) Loan Parties agree that the Net Cash Proceeds of any consideration received by Parent in excess of the Initial RR Consideration under the Royal Robbins Purchase

Agreement shall be subject to the terms of Section 5.3(b) of the Credit Agreement (as amended by the Fourth Amendment) and the Net Cash Proceeds of any consideration received by Phat Fashions in excess of the Initial PF Consideration under the Phat Fashions Purchase Agreement shall be subject to the terms of Section 5.3(b) of the Credit Agreement (as amended by the Fourth Amendment).

10. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.

(b) Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

KELLWOOD COMPANY
KELLWOOD FINANCIAL RESOURCES, INC. (formerly known as Newkell, Inc.)
KWD HOLDINGS, INC.
PHAT FASHIONS LLC
PHAT LICENSING LLC
ZOBHA, LLC
MEOW INC.
BETH’S BOUTIQUE, LLC
AMERICAN RECREATION PRODUCTS, LLC
SIERRA DESIGNS ACQUISITION COMPANY, LLC
ROYAL ROBBINS, LLC
VINCE, LLC

By:	/s/ Keith A. Grypp
Name:	Keith A. Grypp
Title:	Senior Vice President

Signature Page to Consent and Amendment No. 4 to Credit Agreement

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ ROBERT BERNIER
Name:	ROBERT BERNIER
Title:	VICE PRESIDENT

Signature Page to Consent and Amendment No. 4 to Credit Agreement

PNC BANK, N.A., as Lender

By:	/s/ Mark Herdman
Name:	Mark Herdman
Title:	Vice President

Signature Page to Consent and Amendment No. 4 to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

Signature Page to Consent and Amendment No. 4 to Credit Agreement

Agreed and acknowledged with respect to Section 5(b):

SUN KELLWOOD FINANCE, LLC

By:	/s/ Michael J. McConvery
Name:	Michael J. McConvery
Title:	Vice President

SCSF KELLWOOD FINANCE, LLC

By:	/s/ Michael J. McConvery
Name:	Michael J. McConvery
Title:	Vice President

SK FINANCIAL SERVICES CORP.

By:	/s/ Michael J. McConvery
Name:	Michael J. McConvery
Title:	Vice President

Signature Page to Consent and Amendment No. 4 to Credit Agreement

EXHIBIT A

ROYAL ROBBINS PURCHASE AGREEMENT

[On file with the Company]

EXHIBIT B

RR TRANSFERRED ASSETS

[On file with the Company]

Exhibit A

[On file with the Company]

EXHIBIT C

PHAT FASHIONS PURCHASE AGREEMENT

See attached.

EXECUTION VERSION

PURCHASE AGREEMENT

between

PHAT FASHIONS, LLC, as Seller,

and

BABY PHAT HOLDING COMPANY, LLC, as Purchaser

Dated as of December 11, 2012

EXHIBITS AND SCHEDULES

Schedule A	Transferred Contracts

Schedule B	Transferred Trademarks

Schedule C	Transferred Domain Names

Schedule D	Disclosures

Schedule 3.3(c)	Consents

Schedule 4.8	Absence of Conflicts

Schedule 4.9	Financial Information

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 11, 2012 (the “Effective Date”) by and between Phat Fashions, LLC, a New York limited liability company having a principal place of business at 600 Kellwood Parkway, Chesterfield, MO 63017 (“Seller”), and Baby Phat Holding Company, LLC, a New York limited liability company having a principal place of business at 1400 Broadway, Suite 1405, New York, NY 10018 (“Purchaser”) (each, a “Party” and collectively, the “Parties”).

WHEREAS, Seller desires to sell, assign and transfer its right, title and interest to the Purchased Assets (as that term is defined below) to Purchaser based on the terms and conditions herein; and

WHEREAS, Purchaser desires to acquire Seller’s right, title and interest to the Purchased Assets, based on the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.

ARTICLE 1

DEFINITIONS

Terms used herein with initial capitals shall have the meanings in this Article 1.

1.1 “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

1.2 “Assumed Liabilities” has the meaning given to such term in Section 2.2.

1.3 “Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York City, United States of America are authorized or obligated by applicable law to close.

1.4 “Change in Control” means the occurrence of any of the following events: (a) a Person becomes the beneficial owner, directly or indirectly, of securities of any other Person representing fifty percent (50%) or more of the total voting power represented by such other Person’s then outstanding voting securities; (b) the consummation of the sale or disposition by a Person of all or substantially all of the Person’s assets; or (c) the consummation of a merger or consolidation of a Person with any other corporation, other than a merger or consolidation which would result in the voting securities of the Person outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Person or such surviving entity or its parent outstanding immediately after such merger or consolidation.

1.5 “Closing” has the meaning set forth in Section 3.1.

1.6 “Closing Date” has the meaning set forth in Section 3.1.

1.7 “Effective Date” has the meaning set forth in the Preamble.

1.8 “Encumbrance” means any lien, pledge, mortgage, security interest, option, right of first refusal, transfer restriction, collateral assignment, levy, escrow, conditional sale contract, title retention contract, indenture, or security agreement; provided, that, the definition of Encumbrance excludes the Transferred Contracts and liens for taxes not yet due and payable.

1.9 “Governmental Entity” means any federal, state, provincial, local, municipal, foreign or other governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

1.10 “Indemnified Party” has the meaning given to such term in Section 7.3.

1.11 “Indemnifying Party” has the meaning given to such term in Section 7.3.

1.12 “Knowledge” means the actual knowledge of Keith Grypp or Dassine Hammoudi.

1.13 “Loss” means, subject to Section 7.5, all claims, losses, liabilities, damages, fines, penalties, interest, amounts payable as indemnity obligations, and all related costs and expenses, including reasonable legal and attorneys’ fees and disbursements.

1.14 “Person” means any corporation, partnership, joint venture, limited liability company, organization, entity, authority or natural person, including each of the Parties.

1.15 “Purchase Price” has the meaning given to such term in Section 2.3.

1.16 “Purchased Assets” means the Transferred Trademarks, the Transferred Domain Names, the Transferred Contracts and originals or copies of all of Seller’s files and documentation specifically and exclusively regarding all of the foregoing assets.

1.17 “Purchaser” has the meaning given to such term in the Preamble.

1.18 “Purchaser Indemnitees” has the meaning given to such term in Section 7.1.

1.19 “Representative” means, with respect to either Party, any of such Party’s directors, officers, managers, members, employees, attorneys, accountants, brokers, finders, investment bankers and other agents.

1.20 “Retained Liabilities” means any and all claims, losses, liabilities, damages, fines, penalties, interest, amounts payable as indemnity obligations, out-of-pocket costs and expenses due to third parties, and all related costs and expenses (including legal and attorneys’ fees and disbursements) relating to the Purchased Assets and arising or accruing before or in the twelve (12) months immediately after the Closing Date with respect to any actions or omissions (except for Purchaser’s actions or omissions) occurring solely before the Closing Date.

1.21 “Seller” has the meaning given to such term in the Preamble.

1.22 “Seller Indemnitees” has the meaning given to such term in Section 7.2.

1.23 “Tax” means (a) all federal, state or local taxes, charges or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, goods and services, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes and (b) all interest, penalties, fines, additions to tax or additional amounts imposed by any Tax Authority in connection with any item described in clause (a) of this Section 1.23.

1.24 “Tax Authority” means any Governmental Entity, instrumentality or employee thereof, charged with the administration of any law relating to Taxes.

1.25 “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

1.26 “Term” has the meaning given to such term in Section 8.1.

1.27 “Transferred Contracts” means only the agreements specifically set forth on Schedule A attached hereto.

1.28 “Transferred Domain Names” means only the internet domain names specifically set forth on Schedule C attached hereto.

1.29 “Transferred Trademarks” means only the trademark registrations and applications specifically set forth on Schedule B attached hereto, including the goodwill associated directly with the Transferred Trademarks and the right to sue for past, present and future infringements thereof.

ARTICLE 2

PURCHASE AND SALE OF ASSETS

2.1 Purchase of Purchased Assets. On the Closing Date, pursuant to the terms and subject to the conditions of this Agreement, Seller shall sell, assign and transfer to Purchaser all of its right, title and interest in and to the Purchased Assets. Title to and ownership of the Purchased Assets shall transfer to and vest with Purchaser solely upon Seller’s receipt of the Purchase Price in its full amount in accordance with Sections 2.3 and 2.4.

2.2 Assumption of Liabilities. On the Closing Date, pursuant to the terms and subject to the conditions of this Agreement, Purchaser shall assume and hereby agrees to pay, perform and discharge when due any and all claims, losses, liabilities, damages, fines, penalties, interest, amounts payable as indemnity obligations, and all related costs and expenses (including legal and attorneys’ fees and disbursements) relating to the Purchased Assets and arising on or after the Closing Date with respect to any actions or omissions occurring on or after the Closing Date (collectively, the “Assumed Liabilities”).

2.3 Purchase Price. The aggregate purchase price for the Purchased Assets shall be an amount equal to FIVE MILLION THREE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($5,350,000.00) (the “Purchase Price”) payable as follows:

(a) FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00) (the “Deposit”) on the Effective Date payable in accordance with Section 2.4 below; and

(b) FOUR MILLION EIGHT HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($4,850,000.00) (the “Closing Purchase Price”) on the Closing Date payable in accordance with Section 2.4 below.

2.4 Payment Method. The Purchase Price shall not be adjusted for inflation/deflation, currency, Tax, or any other reason, except as specifically set forth in Section 7.9, and each Party shall be entirely responsible for its own Taxes incurred in connection with this Agreement, including any transfer, sales, income, use, withholding, and registration taxes and any penalties and interest thereon. The Purchase Price is irrevocable and non-refundable, and Purchaser hereby acknowledges that, without limiting any indemnification obligations of Seller as required by this Agreement, except as otherwise set forth in Article 8 with respect to the Deposit, Purchaser shall not be entitled to any kind of refund of any portion of the Purchase Price under any circumstance. Purchaser shall pay and deliver to Seller the Purchase Price in accordance with and at the times set forth in Section 2.3 cash by electronic wire transfer of immediately available funds for delivery, deposit and receipt in the following bank account (or any other bank account that Seller designates in writing):

Beneficiary Bank: Bank Address:	[On file with the Company]

Acct #
ABA #
Beneficiary:

ARTICLE 3

CLOSING AND DELIVERIES

3.1 Closing. The consummation of the transactions, other than payment of the Deposit, contemplated hereby (the “Closing”) shall take place on a date mutually acceptable to Seller and Purchaser (the “Closing Date”), provided that it shall be no later than January 15, 2013, at the offices of Gordon, Herlands, Randolph & Cox LLP, 355 Lexington Avenue, 10th Floor, New York, NY 10017 or such other place as agreed to by the parties.

3.2 Closing Deliveries.

(a) Payment of the Closing Purchase Price. At the Closing, Purchaser shall pay to Seller the Closing Purchase Price by wire transfer of immediately available funds in accordance with instructions provided by Seller.

3.3 Conditions to Purchaser’s Obligations. The obligations of the Purchaser to complete the Closing are contingent upon the fulfillment of each of the following conditions on or before the Closing Date, except to the extent that the Purchaser may, in its absolute discretion, waive any one or more thereof in whole or in part:

(a) Financing. Purchaser shall have received financing for the transaction pursuant to terms and conditions and subject to agreements and other requirements in each case reasonably acceptable to Purchaser.

(b) Bringdown. The representations and warranties of Seller set forth in this Agreement shall be materially true and correct on the Closing Date with the same force and effect as though made on the Closing Date; all terms, covenants and conditions to be complied with and performed by Seller under the Agreement on or before the Closing Date shall have been materially complied with and materially performed; and Seller shall have delivered to Purchaser at Closing certificates, dated the Closing Date, to such effect; provided, that neither the winding down of Seller’s wholesale business nor the effects of such winding down shall be considered to cause any of the representations and warranties set forth in this Agreement not to be materially true and correct.

(c) Consents. Seller shall have received the third-party consents set forth on Schedule 3.3(c).

(d) No Material Adverse Change. There shall not have been any material adverse change (as defined under Delaware law) in the business of the Seller taken as a whole since the date of this Agreement; provided, that neither the winding down of Seller’s wholesale business nor the effects of such winding down shall be considered a material adverse change.

(e) No Adverse Proceedings. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against any of the parties to this Agreement, or any of the principals, officers or directors or any of them, or any of the Assets where an unfavorable judgment with respect thereto would prevent, rescind or declare unlawful the transactions contemplated hereby.

(f) Certificates of Status. Purchaser shall have received a certificate of status or similar certificate for Seller from the State of New York and from each other state in which Seller is qualified to do business.

3.4 Conditions to Sellers Obligations. The obligations of Seller to complete the Closing are contingent upon the fulfillment of each of the following conditions on or before the Closing Date, except to the extent that Seller may, in their absolute discretion, waive any one or more thereof in whole or in part.

(a) Bringdown. The representations and warranties of Purchaser set forth in this Agreement shall be materially true and correct on the Closing Date with the same force and effect as though made on the Closing Date; all terms, covenants and conditions to be complied with and performed by Purchaser under this Agreement on or before the Closing Date shall have been materially complied with and materially performed; and Purchaser shall have delivered to Seller at Closing a certificate, dated the Closing Date, to such effect.

(b) No Adverse Proceedings. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against any of the parties to this Agreement, or any of the principals, officers or directors or any of them, or any of the Assets where an unfavorable judgment with respect thereto would prevent, rescind or declare unlawful the transactions contemplated hereby.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser that the statements contained in this Article 4 are correct and complete as of the Effective Date and the Closing Date, except as noted otherwise.

4.1 Organization. Seller is a limited liability company validly existing and in good standing under the laws of its jurisdiction of formation.

4.2 Authority. Solely as of the Closing Date, the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller and do not and will not violate any provisions of its organizational documents. Assuming that this Agreement is a valid and binding obligation of Purchaser, this Agreement constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or moratorium laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

4.3 Ownership. Solely as of the Closing Date, except as set forth in Schedule D, Seller (i) owns the Transferred Trademarks, free and clear of all Encumbrances other than Encumbrances that will no longer exist as of the Closing, (ii) has the right to convey the Purchased Assets to Purchaser, and (iii) at the Closing shall have conveyed to Purchaser good and marketable title to the Transferred Contracts free and clear of all Encumbrances.

4.4 Non-Infringement. To Seller’s Knowledge, except as set forth in Schedule D, the use of the Transferred Trademarks as currently used by Seller in any of the countries where the Transferred Trademarks are registered does not materially infringe or misappropriate any other Person’s intellectual property rights.

4.5 Registration. To Seller’s Knowledge, except as set forth in Schedule D, all of the Transferred Trademarks are valid.

4.6 Transferred Contracts. To Seller’s Knowledge, except as set forth on Schedule A, the rights of Seller under the Transferred Contracts are valid and enforceable by Seller and will at the Closing, subject to obtaining any required consents necessary to assign the Transferred Contracts, be validly assigned to and thereupon enforceable by Purchaser, in each case enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and by such principles of equity as may affect the availability of equitable remedies. To the Knowledge of Seller, except as set forth on Schedule A, neither Seller nor the other parties thereto are in default in any material respects (nor does any circumstance exist which, with notice, would result in such a default) under the Transferred Contracts, and, subject to obtaining any required consents necessary to assign the Transferred Contracts, the assignment by Seller of its rights thereunder to Purchaser will not violate the terms thereof.

4.7 Litigation. Except for any actions set forth on any Schedule to this Agreement, no claims, actions, suits or other proceedings are pending, or to the Seller’s Knowledge, threatened, against Seller with respect to the Purchased Assets before any court, agency or other judicial, administrative or other governmental body or arbitrator.

4.8 Absence of Conflicts and Consent Requirements. Seller’s execution and delivery of this Agreement and performance of its obligations hereunder, including the sale of the Purchased Assets hereunder, do not and will not conflict with, violate or result in any default under Seller’s certificate of incorporation or by-laws or, except as set forth on Schedule 4.10, in any default under any mortgage, indenture, agreement, instrument or other contract to which Seller is a party or by which it or its property is bound, nor will Seller’s execution and delivery of this Agreement and performance of its obligations hereunder violate any judgment, order, decree, law, statute, regulation or other judicial or governmental restriction to which Seller is subject. Other than consents necessary to assign the Transferred Contracts, Seller’s execution and delivery of this Agreement and the performance of its obligations hereunder, including the sale of the Purchased Assets, do not and will not require the consent of, or any prior filing with any governmental authority or other third party.

4.9 Financial Information. The financial information set forth in Schedule 4.9 is materially true and correct.

4.10 No Material Misstatements or Omissions. To Seller’s Knowledge, the representations and warranties of Seller in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the representations and warranties in this Agreement materially untrue.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller that the statements contained in this Article 5 are correct and complete as of the Effective Date and the Closing Date.

5.1 Organization. Purchaser is a limited liability company validly existing and in good standing under the laws of its jurisdiction of formation.

5.2 Authority. The execution, delivery and performance by Purchaser of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary action on the part of Purchaser and do not and will not violate any provisions of its organizational documents, any applicable regulation or any contract or order binding upon it. Assuming that this Agreement is a valid and binding obligation of Seller, this Agreement constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or moratorium laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

5.3 No Knowledge of Misrepresentations or Omissions. Purchaser has no knowledge that the representations and warranties of the Seller in this Agreement and the Schedules attached hereto are not true and correct in all material respects, and the Purchaser has no knowledge of any material errors in, or material omissions from, any Schedule to this Agreement. Absence of Conflicts and Consent Requirements. Purchaser’s execution and delivery of this Agreement and performance of its obligations hereunder, including the purchase of the Purchased Assets hereunder, do not and will not conflict with, violate or result in any default under Purchaser’s articles of organization or operating agreement or in any default under any mortgage, indenture, agreement, instrument or other contract to which Purchaser is a party or by which it or its property is bound, nor will Purchaser’s execution and delivery of this Agreement and performance of its obligations hereunder violate any judgment, order, decree, law, statute, regulation or other judicial or governmental restriction to which Purchaser is subject. Purchaser’s execution and delivery of this Agreement and the performance of its obligations hereunder, including the purchase of the Purchased Assets, do not and will not require the consent of, or any prior filing with any governmental authority or other third party.

ARTICLE 6

COVENANTS

6.1 Delivery of Recordable Documents. Subject to Seller’s written confirmation that it has received the Purchase Price, at the Closing, Purchaser shall have the right to deliver to Seller, at Purchaser’s sole cost and expense, recordable assignment documents, bills of sale and other documents or instruments of conveyance and transfer (collectively “Assignment Documents”) with respect to the Purchased Assets in a form reasonably acceptable to Seller for execution by Seller (it being agreed and understood that such Assignment Documents shall not contain representations, warranties, covenants or other provisions materially or substantially more burdensome on Seller than such equivalent provisions contained herein), and Seller shall execute and deliver such Assignment Documents to Purchaser, which such execution and delivery shall not be unreasonably withheld, delayed or denied. Seller and Purchaser each hereby covenants and agrees with one another that at any time and from time to time it will promptly execute and deliver, at Purchaser’s sole cost and expense, such further assurances, instruments and documents (including on the part of Seller any and all bills of sale, assignments, and other documents or instruments of conveyance, as Purchaser may reasonably request, in order to vest in Purchaser title to the Purchased Assets), and take such further action, as the other may reasonably request in order to vest in Purchaser title to the Purchased Assets; provided, that such further assurances, instruments and documents shall not contain representations, warranties, covenants or other provisions materially or substantially more burdensome on Seller than such equivalent provisions contained herein. Kellwood Company, a Delaware corporation (“Kellwood”), hereby covenants and agrees to use commercially reasonable efforts to transfer to Purchaser, at Purchaser’s sole expense and at no cost to Kellwood or Seller, solely to the extent available and transferable, all marketing materials, brand studies, designs patterns, brand history, brand names, blocks and trim boards for all categories and for regular and plus sizes, in each case used exclusively in the business conducted with the Purchased Assets prior to the date hereof and to provide a list of factory contacts, including contact information for such factory contacts, used in the business conducted with the Purchased Assets prior to the date hereof and to use commercially reasonable efforts provide Purchaser with introductions to such factory agent contacts.

6.2 Provision of Information. From and after the Closing Date, either Party may request information and records as may reasonably be required by such Party for (a) the purpose of making any necessary tax filings and/or investigating and defending audit claims by any taxing authority; (b) accessing files and information relating to Transferred Contracts, (c) accessing files and information related trademark prosecution, use and any related files for the Transferred Trademarks, and (d) accessing files and information relating to the Transferred Domain Names, and such other Party shall use commercially reasonable efforts to provide such information or records; provided that such other Party shall not be required to provide such information or records that are protected by any legal privilege or that constitute a trade secret.

6.3 Public Announcement. After the Closing Date, the Parties will reasonably cooperate in drafting and releasing an initial public announcement regarding this Agreement, which in no event shall include the economic terms hereof.

6.4 Cooperation on Tax Matters. Upon the reasonable request of the other Party, each of Seller and Purchaser shall furnish or cause to be furnished to the other Party, as promptly as commercially practicable, such information and assistance relating to the Purchased Assets, the Retained Liabilities and the Assumed Liabilities as is reasonably necessary for the preparation and filing of any Tax Return, claim for refund or other required or optional filings relating to Tax matters, for the preparation for any Tax audit, for the preparation for any Tax protest, or for the prosecution or defense of any suit or other proceeding relating to Tax matters.

6.5 Cooperation on Receivables. Each Party acknowledges and agrees that (a) Seller is entitled to all receivables related to the Purchased Assets, whether pursuant to the Transferred Contracts or otherwise, arising prior to the Closing Date, and (b) Purchaser is entitled to all receivables related to the Purchased Assets, whether pursuant to the Transferred Contracts or otherwise, arising on or after the Closing Date. Seller agrees that, after the Closing, it shall hold and shall promptly transfer and deliver to Purchaser, from time to time as and when received by Seller, any receivables related to the Purchased Assets that Seller receives that properly belong to Purchaser. Purchaser agrees that, after the Closing, it shall hold and shall promptly transfer and deliver to Seller, from time to time as and when received by Purchaser, any receivables related to the Purchased Assets that Purchaser receives that properly belong to Seller. Upon the reasonable request of the other Party, each of Seller and Purchaser shall furnish or cause to be furnished to the other Party, as promptly as commercially practicable, such information and assistance as is reasonably necessary to collect any accounts receivable related to the Purchased Assets.

6.6 Closing. Each of Seller and Purchaser shall use commercially reasonable efforts to have the Closing occur on or before January 15, 2013.

6.7 Noncompetition. Other than as contemplated in Section 6.8, Seller shall cease the conduct of all business from and after the Closing Date. Subject to Section 6.8, from and after Closing, the Seller shall promptly cease using the names “Phat” or any similar name or any part or abbreviation thereof in connection with the business, other than with respect to Seller’s legal existence. Within thirty (30) days of the expiration of the six (6) month period set forth in Section 6.8, Seller shall wind-up, liquidate, dissolve or otherwise cease its legal existence.

6.8 Sell-Off. Notwithstanding anything to the contrary contained in this Agreement or any other agreement between the Parties, until the date that is six (6) months after the Closing Date, Purchaser hereby grants to Seller and its Affiliates a non-exclusive, royalty-free license to, and herby acknowledges and agrees that Seller and its Affiliates may, without obligation to Purchaser, complete the purchasing, manufacturing, marketing, distribution, selling and similar activities related to the existing, work-in-progress and similar inventory of Baby Phat and related products of the business. Seller agrees to not begin sourcing any new Baby Phat products after the Closing Date.

ARTICLE 7

INDEMNIFICATION

7.1 Indemnification by Seller. Subject to the limitations set forth in this Article 7, Seller shall indemnify, defend, and hold harmless Purchaser, Purchaser’s Affiliates and the Representatives of any of them (collectively, “Purchaser Indemnitees”) from and against any and all Losses any Purchaser Indemnitee may suffer, sustain or become subject to, as a result of, in connection with, relating to, incidental to, or by virtue of (i) Seller’s breach of any representation, warranty or covenant contained in this Agreement and any action, suit or proceeding arising out of such breach or (ii) the Retained Liabilities, including Seller’s failure to pay, perform or discharge when due any of the Retained Liabilities, and any action, suit or proceeding arising out of such Retained Liabilities.

7.2 Indemnification by Purchaser. Subject to the limitations set forth in this Article 7, Purchaser shall indemnify, defend, and hold harmless Seller, Seller’s Affiliates and the Representatives of any of the foregoing (collectively, “Seller Indemnitees”) from and against any and all Losses any Seller Indemnitee may suffer, sustain or become subject to, as a result of, in connection with, relating to, incidental to, or by virtue of (i) Purchaser’s breach of any representation, warranty or covenant contained in this Agreement and any action, suit or proceeding arising out of such breach or (ii) the Assumed Liabilities, including Purchaser’s failure to pay, perform or discharge when due any of the Assumed Liabilities, and any action, suit or proceeding arising out of such Assumed Liabilities.

7.3 Notice of Claims. If any Purchaser Indemnitee or Seller Indemnitee (an “Indemnified Party”) believes that it has suffered or incurred any Losses for which it is entitled to indemnification under this Article 7, such Indemnified Party shall notify the Party from whom indemnification is being claimed (the “Indemnifying Party”) with reasonable promptness and reasonable particularity. If any claim is instituted by or against a third party with respect to which any Indemnified Party intends to claim indemnification under this Article 7, such Indemnified Party shall promptly notify the Indemnifying Party of such claim. The notice provided by the Indemnified Party to the Indemnifying Party shall describe the claim (the “Asserted Liability”) in reasonable detail and shall indicate the amount (or an estimate) of the Losses that have been or may be suffered by the Indemnified Party. The failure of an Indemnified Party to give any notice required by this Section 7.3 shall not affect any of the Indemnified Party’s rights under this Article 7 or otherwise except and to the extent that such failure is materially prejudicial to the rights or obligations of the Indemnifying Party.

7.4 Opportunity to Defend Third Party Claims. If any action indemnifiable under this Article 7 is brought by a third party against any Indemnified Party, the Indemnifying Party shall be entitled: (a) to participate in such action and (b) to elect, by written notice delivered to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of notice of the Asserted Liability, to defend, compromise or settle such action, with counsel reasonably satisfactory to the Indemnified Party, it being agreed by the Parties that Kirkland & Ellis LLP is reasonably acceptable counsel to represent the Seller. The Indemnified Party shall cooperate with respect to any such participation, defense, settlement or compromise. The Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of the Indemnified Party’s counsel shall be at the sole expense of the Indemnified Party. The Indemnifying Party shall not settle or compromise any action or consent to the entry of a judgment without the written consent of the Indemnified Party (which shall not be unreasonably withheld) that: (x) does not provide for the claimant to give an unconditional release to the Indemnified Party in respect of the Asserted Liability; (y) involves relief other than monetary damages; or (z) places restrictions or conditions on the operation of the business of the Indemnified Party or any of its Affiliates. The Indemnifying Party shall not be liable for any settlement of any claim or action effected without its written consent. After payment of any Asserted Liability by the Indemnifying Party, the Indemnified Party, if requested by the Indemnifying Party, shall assign to the Indemnifying Party all rights the Indemnified Party may have against any applicable account debtor or other responsible Person in respect of the Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnified Party shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense; provided, that such distribution of such books, records or other documents would not breach privilege, confidentiality or other advisory protection.

7.5 EXCLUSION OF CONSEQUENTIAL DAMAGES. NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY, UNDER ANY LEGAL OR EQUITABLE THEORY, FOR ANY CONSEQUENTIAL, PUNITIVE, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES OF ANY KIND, INCLUDING LOSSES RELATING TO GOODWILL, DIMINUTION IN VALUE, AND ENTERPRISE VALUE, SUFFERED BY OR OTHERWISE COMPENSABLE TO THE OTHER, ARISING OUT OF, UNDER OR RELATING TO THIS AGREEMENT, WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.6 Limitation of Liability. Seller shall be liable to the Purchaser Indemnitees for any Losses covered by Section 7.1(i) up to a maximum aggregate liability of Five Hundred Thirty Five Thousand and 00/100 Dollars ($535,000.00). For avoidance of doubt, Seller shall be liable to the Purchaser Indemnitees for any and all Losses covered by Section 7.1(ii) without any limitation as to the maximum aggregate liability. Purchaser shall be liable to the Seller Indemnitees for any Losses covered by Section 7.2(i) up to a maximum aggregate liability of Five Hundred Thirty Five Thousand and 00/100 Dollars ($535,000.00). For avoidance of doubt, Purchaser shall be liable to the Seller Indemnitees for any and all Losses covered by Section 7.2(ii) without any limitation as to the maximum aggregate liability. The provisions of this Article 7 shall survive Closing and shall be the sole and exclusive remedy available to the Seller Indemnitees and the Purchaser Indemnitees after the Closing Date for any breach of any representation or warranty contained in this Agreement and any action, suit or proceeding arising out of such breach.

7.7 Effect of Insurance. The amount of any Losses for which indemnification is provided under this Article 7 shall be reduced by the insurance proceeds received and any other amount, if any, recovered from third parties by the Indemnified Party (or its Affiliates) with respect to any Losses. If any Indemnified Party shall have received any indemnification payment pursuant to this Article 7 with respect to any Loss, such Indemnified Party shall, upon written request by the Indemnifying Party, assign to such Indemnifying Party (to the extent of the indemnification payment) any claim which such Indemnified Party may have under any applicable insurance policy which provides coverage for such Loss to the extent of such indemnification payment. Such Indemnified Party shall reasonably cooperate (at the expense of the Indemnifying Party) to collect under such insurance policy. If any Indemnified Party shall have received any payment pursuant to this Article 7 with respect to any Loss and has or shall subsequently have received insurance proceeds or other amounts with respect to such Loss, then such Indemnified Party shall promptly pay to the Indemnifying Party the amount so recovered (after deducting the amount of the expenses incurred by it in procuring such recovery), but not in excess of the amount previously so paid by the Indemnifying Party.

7.8 No Additional Representations or Warranties. THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE THE ONLY REPRESENTATIONS OR WARRANTIES GIVEN BY THE PARTIES. PURCHASER HEREBY ACKNOWLEDGES THAT, PRIOR TO THE CLOSING DATE, IT WILL HAVE CONDUCTED, OR HAD THE OPPORTUNITY TO CONDUCT, ITS OWN INSPECTION AND INVESTIGATION OF THE PURCHASED ASSETS AND, EXCEPT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT, IS PURCHASING THE PURCHASED ASSETS ON AN “AS-IS, WHERE-IS, WITH ALL FAULTS” BASIS WITH NO REPRESENTATIONS OR

WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITH RESPECT TO VALIDITY, ENFORCEABILITY, USEFULNESS, INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

7.9 Purchase Price Adjustments. To the extent permitted by law, any amounts payable under this Article 7 shall be treated by the Parties as an adjustment to the Purchase Price.

ARTICLE 8

TERM

8.1 Termination: This Agreement may be terminated at any time prior to the Closing Date:

(a) by either Party, if the Closing shall not have occurred by January 15, 2013; provided, however, that such date may be extended by Seller and Purchaser upon mutual agreement;

(b) by Seller, if Purchaser shall have materially breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach cannot be or has not been cured within ten (10) Business Days after the giving of written notice by Seller to Purchaser specifying such breach;

(c) by Purchaser, if Seller shall have materially breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach cannot be or has not been cured within ten (10) Business Days after the giving of written notice by Purchaser to Seller specifying such breach; or

(d) by the mutual written consent of Seller and Purchaser.

8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of either Party; provided, however, that in the event this Agreement is terminated (other than pursuant to Section 8.1(c) or Section 8.1(d)), then in addition to whatever other rights Seller may have against Purchaser, Seller shall be entitled to retain the Deposit and all interest thereon. In the event of termination of this Agreement pursuant to Section 8.1(c) or Section 8.1(d), and provided that Purchaser or any Affiliate of Purchaser is not then in breach of Purchaser’s obligations hereunder or Purchaser’s or any such Affiliate’s obligations under the License Agreement by and between Seller and Purchaser’s Affiliate Anthony L&S LLC, dated June 16, 2012 or Purchaser’s or any such Affiliate’s obligations under the Co-Existence Agreement by and between Seller and Purchaser, dated July 15, 2012, Seller will return the Deposit to Purchaser within ten (10) Business Days of such termination. The return of the Deposit by Seller shall be Purchaser’s sole remedy in the event of a breach of Seller’s obligation hereunder. The Parties acknowledge and agree, for the avoidance of doubt, that Seller shall not be obligated to return the Deposit to Purchaser for any reason (including the failure of any condition contained in Section 3.3 to be satisfied) other than as set forth in this Section 8.2.

8.3 Term. Notwithstanding anything to the contrary in this Agreement, Article 4 and Article 5 of this Agreement (including for the avoidance of doubt, any indemnification obligations set forth in Article 7 with respect to Article 4 and Article 5 of this Agreement) shall expire on the date that is twelve (12) months following the Effective Date (the “Term”). For the avoidance of doubt, nothing in this Section 8.3 shall affect either Party’s indemnification obligations for Retained Liabilities or Purchaser’s indemnification obligations for Assumed Liabilities, which shall remain in effect for the applicable limitations period under applicable law.

ARTICLE 9

MISCELLANEOUS

9.1 Entire Agreement. This Agreement and schedules attached hereto set forth the entire agreement among the Parties as it relates to the subject matter hereof, and such document replaces, supersedes and nullifies any and all prior agreements, drafts, statements, promises, proposals, representations, understandings and negotiations, written or not, relating to the same (but not, for the avoidance of doubt, any agreements between the Parties entered into simultaneously with or pursuant to this Agreement). Prior drafts of this Agreement shall not be admissible or construed as evidence regarding the intent of the Parties.

9.2 Amendment; Waiver. No modification, amendment, supplement to or waiver of any provision of this Agreement will be binding upon the Parties unless made in a writing signed by both Parties. A failure of a Party to exercise any right provided for herein shall not be deemed to be a waiver of any right hereunder.

9.3 No Further Actions. Except as specifically provided for in this Agreement, including but not limited to Sections 6.1 and 6.2, nothing herein shall require either Party, after the Closing Date, to deliver any further instruments or documents or take any further action with respect to this Agreement or the subject matter hereof.

9.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law) as to all matters.

9.5 Arbitration. Any dispute arising under, or related to, this Agreement that cannot be resolved by the Parties within thirty (30) Business Days following notice of such dispute from one Party to the other, unless such timeframe is extended by mutual consent of the Parties, shall be submitted by the Parties to binding arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules. The arbitration shall be heard and determined by a panel of three (3) arbitrators, each of whom shall be a disinterested attorney having experience and familiarity with asset sales. Each Party shall choose one (1) arbitrator, with the third arbitrator chosen by agreement of the two (2) arbitrators chosen by the Parties. In the event the two (2) arbitrators chosen by the Parties cannot agree on a third arbitrator, such third arbitrator shall be selected by the American Arbitration Association. The decision of a majority of the arbitrators shall be final and binding on the Parties. The arbitration proceeding shall occur in New York, New York. Each Party shall bear its own costs relating to such arbitration, and the Parties shall equally share the arbitrators’ fees and expenses. The arbitration and all related proceedings and discovery shall take place pursuant to a protective order entered by the arbitrators that adequately protects the confidential nature of the Parties’ respective confidential information. In no event shall any arbitration award provide a remedy beyond those permitted under this Agreement, and any award providing a remedy beyond those permitted under this Agreement shall not be confirmed, no presumption of validity shall attach, and such award shall be vacated. In the event either Party attempts to challenge the final or binding nature of the arbitration panel, the Parties each agree, without admitting that any such challenge is permissible or otherwise has merit, that the exclusive venue for any such challenge shall be in the U.S. federal district courts located in the State of New York as a court of first instance. The Parties each agree to the exclusive jurisdiction of such courts with respect to any such claim, and waive personal service of any and all process upon them, and consent that all services of process be made by registered mail, directed to them at their address as set forth in Section 9.10, and service so made shall be deemed to be completed when deemed received as provided in Section 9.10. The Parties each waive any objection based on forum non conveniens and waive any objection to venue of any action instituted hereunder. Nothing in this Section 9.5 shall affect the right of the Parties to serve legal process in any other manner permitted by law or to file to enforce any judgment against another Party or Person in any jurisdiction where such Party or Person has assets.

9.6 Assignment; Binding Nature. This Agreement may not be assigned by Purchaser without Seller’s prior written consent, which shall not be unreasonably withheld. This Agreement may be assigned by Seller without Purchaser’s prior written consent in connection with a Change in Control of Seller, to an Affiliate of Seller, or to a lender for purposes of collateral security. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

9.7 No Third Party Beneficiaries. Except with respect to Article 7, this Agreement is solely for the benefit of the Parties hereto and no provision of this Agreement shall be deemed to confer upon any third Person any rights, remedies, claims or causes of action.

9.8 Interpretation; Construction. The definitions in Article 1 shall apply equally to both the singular and plural forms of the terms defined. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “but not limited to.” The article and section headings contained in this Agreement are for convenience of reference only and shall not serve to limit, expand or interpret the articles and sections to which they apply, and shall not be deemed to be a part of this Agreement. Words such as “herein”, “hereof”, “hereto”, and “hereunder” refer to this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises this Agreement shall be construed as if jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring a Party by virtue of the authorship of any provision of this Agreement.

9.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transaction herein is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order than the transaction herein is consummated as originally contemplated to the greatest extent possible.

9.10 Notices. All notices, requests, demands and other communications permitted or required to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed conclusively to have been given (i) when personally delivered, (ii) when sent by facsimile (with hard copy to follow) during a Business Day (or on the next Business Day if sent after the close of normal business hours or on any non-Business Day), (iii) when sent by electronic mail (with hard copy to follow) during a Business Day (or on the next Business Day if sent after the close of normal business hours or on any non-Business Day), (iv) one (1) Business Day after being sent by reputable overnight express courier (charges prepaid), or (v) three (3) Business Days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing, notices, requests, demands and communications to the Parties shall be sent to the addresses indicated below:

To Seller:	To Purchaser:

Phat Fashions, LLC 600 Kellwood Parkway Chesterfield, MO 63017 Attn: Keith A. Grypp Facsimile: (314) 576-3388 Email: keith.grypp@kellwood.com	Baby Phat Holding Company LLC 1400 Broadway, Suite 1405 New York, NY 10018 Attn: Anthony LoConte Facsimile: 212-386-7660 Email: tonylo@alsusa.com

With a simultaneous copy, which shall not constitute notice, to:

Kirkland & Ellis LLP		Gordon, Herlands,
Randolph & Cox LLP
300 North LaSalle Chicago, IL 60654		355 Lexington Avenue New York, New York 10017
Attn:	Douglas C. Gessner, P.C. and Jeremy S. Liss	Attn: William H. Cox
Facsimile: (312) 862-2200		Facsimile: 212-983-0772
Email:	douglas.gessner@kirkland.com, jeremy.liss@kirkland.com	Email: wcox@gordonherlands.com
and
Anthony Siniscalchi, CPA A. Uzzo & Company, C.P.A.’s, P.C. 287 Bowman Avenue Purchase, NY 10577 Facsimile: (914) 694-9017 Email: asiniscalchi@auzzo.com

9.11 Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be considered one and the same document. This Agreement may also be executed by facsimile or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail. If a Party signs this Agreement and then transmits an electronic facsimile of the signature page to any other Party, that Party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement.

9.12 Expenses. All costs of transferring the Purchased Assets in accordance with this Agreement, including recordation, transfer, and documentary taxes and fees, and any other taxes (other than taxes on Seller’s income), shall be paid by Purchaser. Except as otherwise provided in this Agreement, each of Seller and Purchaser shall bear its own expenses, including attorneys’ fees, incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transaction contemplated hereby.

9.13 No Brokers. Seller and Purchaser represent and warrant that no broker or finder other than Susman Partners a/k/a Threadstone Advisors (“Threadstone”) has been involved or engaged by it in connection with this Agreement, and each hereby agree to indemnify and save harmless the other from and against any and all, other than with respect to Threadstone, broker’s or finder’s fees, commissions or similar charges incurred or alleged to have been incurred by the indemnifying Party in connection with this Agreement and any and all loss, liability, cost or expense (including reasonable attorneys’ fees) arising out of any claim that the Indemnifying Party incurred any such fees, commissions or charges.

9.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION, ACTION, PROCEEDING, CROSS-CLAIM, OR COUNTERCLAIM IN ANY COURT (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH (i) THIS AGREEMENT OR THE VALIDITY, PERFORMANCE, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR (ii) THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, AUTHORIZATION, EXECUTION, DELIVERY, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

*  *  *  *  *

IN WITNESS WHEREOF, the Parties hereto have caused this Purchase Agreement to be executed and delivered by their respective duly authorized representatives as of the Effective Date.

PHAT FASHIONS, LLC	BABY PHAT HOLDING COMPANY, LLC

By	By	/s/ Anthony LoConte

Name:	Name:	Anthony LoConte

Its:	Its:	Manager

Agreed and acknowledged solely with respect to the last sentence in Section 6.1:

KELLWOOD COMPANY

By

Name:

Its:

Signature Page to Purchase Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Purchase Agreement to be executed and delivered by their respective duly authorized representatives as of the Effective Date.

PHAT FASHIONS, LLC		BABY PHAT HOLDING COMPANY, LLC

By	/s/ MICHAEL M SAUNDERS	By

Name:	MICHAEL M SAUNDERS	Name:

Its:	SVP & COO	Its:

Agreed and acknowledged solely with respect to the last sentence in Section 6.1:

KELLWOOD COMPANY

By	/s/ MICHAEL M SAUNDERS

Name:	MICHAEL M SAUNDERS

Its:	SVP & COO

Signature Page to Purchase Agreement

Schedule A

TRANSFERRED CONTRACTS

1.	Distributorship Agreement by and between Phat Fashions, LLC and T2M Fashion dated November 1, 2011 (BABY PHAT Apparel in Australia and New Zealand)[1]

2.	Amended and Restated Trademark License Agreement by and between Phat Fashions, LLC and RKLR Licensing, LLC dated October 1, 2011, and as amended on July 1, 2012 (BABY PHAT – Jewelry, Cosmetics, Credit/Debit Cards, Cell Phone Accessories)

3.	Distribution Agreement by and between Kellwood Company and Ossia International Limited dated January 1, 2012 (BABY PHAT Apparel in Singapore and Malaysia)[2]

4.	Trademark Coexistence Agreement by and between Phat Fashions, LLC and Phat Farm Holding Company, LLC dated July 15, 2012 (PHAT)

5.	Settlement Agreement by and between Phat Fashions, LLC and Nordstrom, Inc. dated February 27, 2007 (BP)

6.	Settlement Agreement by and between Phat Fashions, LLC and Phat Cushion, LLC dated February 27, 2007 (PHAT CUSHION)

7.	Coexistence Agreement by and between Phat Fashions, LLC and Reldann Properties No.2 CC Trading as PHATCAT dated July 1, 2010 (PHATCAT)

8.	Amended and Restated Trademark License Agreement by and between Phat Fashions, LLC and Anthony L & S, LLC dated July 15, 2012 (BABY PHAT – Athletic Footwear)

9.	Trademark License Agreement by and between Phat Fashions, LLC and Hypnotic Hats, Ltd. dated December 1, 2004, and as amended on October 1, 2006, April 1, 2009, and November 1, 2012 (BABY PHAT – Coldweather Accessories)

10.	License Agreement by and between Phat Fashions, LLC and Intimateco, LLC dated September 27, 2012 (BABY PHAT – Intimates)

11.	License Agreement by and between Phat Fashions, LLC and Mattel, Inc. dated April 19, 2012 (BABY PHAT – Barbie Dolls)

12.	Trademark License Agreement by and between Phat Fashions, LLC and Mitzi International Handbags & Accessories, Inc. dated April 1, 2000, and as amended on July 1, 2001, August 11, 2004, September 1, 2004, and May 2, 2012 (BABY PHAT – Handbags)

13.	Trademark License Agreement by and between Phat Fashions, LLC and Parigi Group, Ltd. dated July 1, 2007, and as amended on December 1, 2007, July 1, 2009, July 1, 2011, and February 1, 2012 (BABY PHAT – Infant and Childrenswear)

14.	Trademark License Agreement by and between Phat Fashions, LLC and Planet Sox dated (BABY PHAT – Socks and Hosiery)

[1]	This Transferred Contract requires notice of assignment.
[2]	This Transferred Contract requires notice of assignment.

15.	Trademark License Agreement by and between Phat Fashions, LLC and Stilos & Shows S.A. DE C.V. dated February 1, 2007, and as amended on June 1, 2008 (BABY PHAT – Mexico)

16.	Trademark License Agreement by and between Phat Fashions, LLC and Strategic Distribution, L.P. dated March 1, 2006, and as amended on August 1, 2007, April 1, 2010, and July 15, 2012 (BABY PHAT – Uniforms and Scrubs)

17.	Trademark License Agreement by and between Phat Fashions, LLC and Tworoger Associates, Ltd. d/b/a Modo Eyewear dated April 1, 2012 (BABY PHAT – Eyewear)

18.	Trademark License Agreement by and between Phat Fashions, LLC and Vida Shoes International, Inc. dated July 1, 2004, and as amended on February 1, 2008 and July 1, 2010 (BABY PHAT – Dress Footwear)

19.	Sales Representative Agreement by and between Phat Fashions, LLC and Jose Tawil dated June 30, 2011 (BABY PHAT – Mexico)

Schedule B

INTELLECTUAL PROPERTY

Domestic Trademarks:

Trademark	Owner	Status in Trademark Office	Federal Registration Number	Registration Date	Class

	Phat Fashions LLC	Registered	3,735,330	1/5/2010	25

	Phat Fashions LLC	Registered	3,759,361	3/9/2010	21

	Phat Fashions LLC	Registered	3,624,700	5/19/2009	26

	Phat Fashions LLC	Registered	3,233,844	4/24/2007	9

	Phat Fashions LLC	Registered	3,240,184	5/8/2007	9

	Phat Fashions LLC	Registered	2,440,358	4/3/2001	25

	Phat Fashions LLC	Registered	2,538,563	2/12/2002	18

	Phat Fashions LLC	Registered	3,037,296	1/3/2006	25

BABY PHAT	Phat Fashions LLC	Registered	3,613,885	4/28/2009	26

BABY PHAT	Phat Fashions LLC	Registered	3,701,862	10/27/2009	24

BABY PHAT	Phat Fashions LLC	Registered	3,591,599	3/17/2009	16

BABY PHAT	Phat Fashions LLC	Registered	3,181,285	2/21/2006	6

BABY PHAT	Phat Fashions LLC	Registered	3,220,372	3/20/2007	9

BABY PHAT	Phat Fashions LLC	Registered	3,386,191	2/19/2008	35

BABY PHAT	Phat Fashions LLC	Registered	2,240,881	4/20/1999	25

BABY PHAT	Phat Fashions LLC	Registered	2,538,494	2/12/2002	18

BABY PHAT	Phat Fashions LLC	Registered	2,736,998	7/15/2003	14

BABY PHAT	Phat Fashions LLC	Registered	2,811,059	2/3/2004	9

BABY PHAT	Phat Fashions LLC	Registered	3,004,138	10/4/2005	25

BABY PHAT	Phat Fashions LLC	Registered	3,051,588	1/24/2006	14

BABY PHAT	Phat Fashions LLC	Registered	3,060,441	2/21/2006	9

	Phat Fashions LLC	Registered	3,000,181	9/27/2005	25

	Phat Fashions LLC	Registered	3,743,384	10/26/2009	24

	Phat Fashions LLC	Registered	3,723,824	12/8/2009	21

	Phat Fashions LLC	Registered	3,600,115	3/31/2009	3

	Phat Fashions LLC	Registered	2,303,780	12/28/1999	25

	Phat Fashions LLC	Registered	3,004,685	10/4/2005	14

	Phat Fashions LLC	Registered (South Carolina)	SCO12501	6/28/2001	25

Phat Fashions LLC	Registered	3,759,401	3/9/2010	3

Phat Fashions LLC	Registered	3,735,329	1/5/2010	24

Phat Fashions LLC	Registered	3,723,825	12/8/2009	21

Phat Fashions LLC	Registered	3,551,930	12/23/2008	20

Phat Fashions LLC	Registered	3,109,678	6/27/2006	9

Phat Fashions LLC	Registered	2,429,559	2/20/2001	25

Phat Fashions LLC	Registered	2,541,251	2/19/2002	18

Phat Fashions LLC	Registered	2,881,224	917/2004	9

Phat Fashions LLC	Registered	3,000,182	9/27/2005	25

	Phat Fashions LLC	Registered	3,006,170	10/11/2005	14

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	3,149,054	9/26/2006	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,557,269	4/2/2002	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,867,090	7/27/2004	18

BABY PHAT GODDESS	Phat Fashions LLC	Registered	3,512,917	10/7/2008	3

	Phat Fashions LLC	Registered	3,512,918	10/7/2008	3

BABY PHAT GOLDEN GODDESS	Phat Fashions LLC	Registered	3,366,942	1/8/2008	3

	Phat Fashions LLC	Registered	3,374,112	1/22/2008	3

BABY PHAT SEDUCTIVE GODDESS	Phat Fashions LLC	Registered	3,860,529	10/12/2010	3

PHAT	Phat Fashions LLC	Registered	2,372,748	8/1/2000	25

Domestic Copyrights:

Title	Owner	Status in Copyright Office	Federal Registration Number	Registration Date

“Baby Phat” and Cat Design	Phat Fashions, LLC	Registered	VA-852-101	11/25/1998

Baby Phat Crown Badge	Phat Fashions, LLC	Registered	VA-0001622877	10/29/2007

Baby Phat Crown Burst	Phat Fashions, LLC	Registered	VA-0001622872	10/29/2007

Foreign Trademarks:

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Argentina	Pending	[s/n 3,045,665]	[filed 11/11/2010]	25	In January of 2012, application was opposed by Empresas CMPC S.A. on the basis that it is confusingly similar to its own applications or registrations for the marks BABY SEC, BABYSEC BASIO, BABYSEC, and BABY SEC LO HIZO. Instructed counsel to initiate negotiations with opponent and argue that several applications for marks containing the word “BABY” have registered in the Argentinian Trademark Office.
BABY PHAT	Phat Fashions LLC	Australia	Registered	774453	9/30/1998	25	N/A
	Phat Fashions LLC	Australia	Registered	1,066,407	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44076	4/10/2005	18	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44077	4/10/2005	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	Benelux	Renewed	552164	4/27/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Bolivia	Registered	87321-C	7/16/2002	25	N/A
BABY PHAT	Phat Fashions LLC	Brazil	Pending (Suspended)	[s/n 821.880.675]	[filed 8/2/1999]	25	This application is being kept in abeyance until final decisions rendered with respect to Application Nos. 821.346.300 for PHAT FARM and 821.346.326 for THE PHAT FARM NYC FINE QUALITY AUTHENTIC FLY GOODS. These applications are being kept in abeyance until a final decision is rendered with respect to Application No. 820.033.146 for FARM RIO in Class 25. Counsel filed a petition to disassociate the BABY PHAT application from the PHAT FARM applications, but as of March 2011, no response had been received from the Trademark Office.
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.829]	[filed 11/27/2009]	25	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.810]	[filed 11/27/2009]	14	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
BABY PHAT	Phat Fashions LLC	Bulgaria	Registered	64975	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	64976	5/12/2008	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Bulgaria	Registered	64977	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	62247	12/3/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	760154	2/24/2010	3	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	557141	1/30/2002	25	N/A
	Phat Fashions LLC	Canada	Registered	760461	2/26/2010	3	N/A
	Phat Fashions LLC	Canada	Registered	761902	3/17/2010	9, 18, 25	N/A
	Phat Fashions LLC	Canada	Registered	762606	3/24/2010	9, 18, 25	N/A
BABY PHAT GODDESS	Phat Fashions LLC	Canada	Registered	722944	9/4/2008	3	N/A
	Phat Fashions LLC	Canada	Registered	772952	9/4/2008	3	N/A
	Phat Fashions LLC	Canada	Registered	761903	3/17/2010	9, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	Chile	Registered	879694	1/18/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,866	3/28/2009	3	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,867	2/14/2009	14	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	1,358,532	1/28/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,521	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,522	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,596	12/14/2008	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,595	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,708	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,582]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,597	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,709]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,581]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,593]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,590	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,594	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,592	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,591	12/14/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Colombia	Registered	235387	4/27/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71302	4/14/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71301	4/14/2005	18	N/A
PHAT	Phat Fashions LLC	Denmark	Renewed	4608/94	7/8/1994	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107843	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107837	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Ecuador	Registered	3430-00	6/26/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201585	9/8/2009	18	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201586	5/23/2007	25	N/A
BABY PHAT	Phat Fashions LLC	El Salvador	Registered	144 Book 136	8/10/2001	25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	000881524	10/13/1999	9, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	004923553	3/29/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643342	9/20/2005	9, 18, 25	N/A
	Phat Fashions LLC	European Community	Registered	004923777	3/30/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643375	8/2/2007	9, 18, 25	N/A
PHAT	Phat Fashions LLC	France	Registered	93/481938	8/31/1993	9, 25, 42	N/A
BABY PHAT	Phat Fashions LLC	Guatemala	Registered	104571	5/23/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Honduras	Registered	99956	2/21/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	300498736	9/21/2005	3, 14	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	301048590	2/11/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	200215781	8/26/1998	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048608	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498727	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	3004497944	9/20/2005	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048617	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498718	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048626	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300497935	9/20/2005	25	N/A
PHAT	Phat Fashions LLC	Hong Kong	Renewed	3613/95	4/26/1993	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	India	Registered	1,275,909	1/17/2006	25	N/A
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 75]	[filed 1/9/2009]	25	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 76]	[filed 1/9/2009]	18	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 882532	2/22/2006	3	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Italy	Registered	1432026	3/10/2011	25	N/A
PHAT	Phat Fashions LLC	Italy	Renewed	00695475	5/3/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	4692771	7/18/2003	14, 18	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	4293397	7/9/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	5101609	12/28/2007	3	N/A
	Phat Fashions LLC	Japan	Registered	5170939	10/3/2008	18	N/A
	Phat Fashions LLC	Japan	Registered	4896783	9/22/2005	3, 9, 14, 18, 25	N/A
	Phat Fashions LLC	Japan	Registered	4896782	9/22/2005	3, 9	N/A
PHAT	Phat Fashions LLC	Japan	Renewed	3370202	9/11/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91564	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91563	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	0458243	11/9/1999	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	40-0678282	9/14/2006	3, 14	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664997	6/5/2006	3, 9, 14, 18, 25	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664996	6/5/2006	3, 9, 14, 18, 25	N/A
PHAT	Phat Fashions LLC	Korea, Republic of	Renewed	315203	6/10/1995	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	59255	5/28/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	58934	5/28/2005	18	N/A
BABY PHAT	Phat Fashions LLC	Lebanon	Registered	110636	4/17/2007	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Macao	Registered	19197	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19203	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19202	2/9/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	910763	11/28/2005	9	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Mexico	Registered	878711	4/27/2005	3	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Renewed	589794	8/20/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	1196685	1/14/2011	18	N/A
	Phat Fashions LLC	Mexico	Registered	912979	12/8/2005	9	N/A
	Phat Fashions LLC	Mexico	Registered	878135	4/26/2005	3	N/A
	Phat Fashions LLC	Mexico	Registered	1083925	2/12/2009	9	N/A
	Phat Fashions LLC	Mexico	Registered	1131983	11/26/2009	18	N/A
	Phat Fashions LLC	Mexico	Pending	[s/n 911173]	[filed 2/2/2008]	25	This application was rejected due to the trademark registration (No. 977592) for LADY PARIS and Cat Design (see below for further detail on the Cancellation Action that Phat Fashions filed against this registration).
	Phat Fashions LLC	Mexico	Registered	912980	12/8/2005	9	N/A
BABY PHAT	Phat Fashions LLC	New Zealand	Renewed	297097	8/24/1998	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	New Zealand	Registered	732424	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Nicaragua	Registered	46047 C.C.	1/5/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Norway	Registered	202429	4/17/2000	25	N/A
	Phat Fashions LLC	Norway	Registered	237042	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237043	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237045	1/2/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43811	1/30/2008	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43810	11/11/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Panama	Registered	102243	8/13/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Paraguay	Registered	222339	2/7/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Peru	Registered	058267	10/15/1999	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Peru	Registered	176049	5/23/2011	25	N/A
	Phat Fashions LLC	Peru	Registered	175423	3/31/2011	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44406	4/25/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44407	4/25/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Romania	Registered	074184	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074185	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074176	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074186	1/11/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Russian Federation	Registered	276912	10/21/2004	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	321362	2/19/2007	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	269478	5/31/2004	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Russian Federation	Registered	322147	3/12/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	996/75	6/19/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	955/10	11/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01908]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01910]	[filed 2/11/2004]	25

This application has been rejected by the Registrar due to the following registrations:

•       2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•       2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•       1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

•       2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•       2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•       2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01909]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Switzerland	Registered	543.076	2/23/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1213413	6/16/2006	3	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1211505	6/1/2006	14	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1252965	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213415	6/16/2006	3	N/A
	Phat Fashions LLC	Taiwan	Registered	1211507	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1346472	1/16/2009	18	N/A
	Phat Fashions LLC	Taiwan	Registered	1252970	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213414	6/16/2006	3	N/A
	Phat Fashions LLC	Taiwan	Registered	1211506	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1252969	3/1/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	Taiwan	Renewed	626361	1/1/1994	25	N/A
	Phat Fashions LLC	Thailand	Registered	215635	3/23/2005	18	N/A
	Phat Fashions LLC	Thailand	Registered	240010	2/24/2004	25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2005/08321	3/11/2005	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2002/14586	6/13/2002	3, 14, 18, 25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01384	1/18/2006	25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01500	1/19/2006	25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01498	1/19/2006	25	N/A
PHAT	Phat Fashions LLC	Turkey	Registered	2002/14585	6/13/2002	3, 14, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58642	3/14/2006	18	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58641	3/14/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	United Arab Emirates	Registered	85293	11/26/2007	25	N/A
	Phat Fashions LLC	United Kingdom (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
PHAT	Phat Fashions LLC	United Kingdom	Renewed	1545530	8/19/1993	25	N/A
BABY PHAT	Phat Fashions LLC	Uruguay	Registered	314.451	2/16/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Venezuela	Registered	P-219.712	4/7/2000	25	N/A

Other Pending Disputes

•	An application for the mark was filed in Class 9 in China by Applicant, Liu Yiqi (an individual) and given the App. No. 3847273. Phat Fashions filed an opposition against this application which received an Adverse Decision from the Chinese Trademark Office in July of 2012. Phat Fashions subsequently filed an administrative lawsuit against the Adverse Decision, and such case was accepted by the Beijing No. Intermediate People’s Court in September of 2012 and will soon be heard.

•	The Mexican Registration in Class 25 for the mark is owned by Joel Renteria Martinez (an individual) (Reg. No. 977592). Phat Fashions filed a Cancellation Proceeding against this registration in April 2009. The Cancellation Action was originally rejected because Phat Fashions’ evidence of use was based on the use of its then-licensee, BP Clothing. This rejection was overcome in October of 2011, but in August of 2012, the Mexican Trademark Office rendered a resolution rejecting the Cancellation Action once again on the basis that Martinez’s mark was in use in Mexico. This decision was challenged by Phat Fashions in August of 2012 through the filing of an annulment action with a Federal Administrative Court based on Phat Fashions’ prior use of its mark in Mexico. If a favorable resolution in the annulment action is obtained, the same will be studied by the Mexican Trademark Office.

•	Kellwood Company received a cease and desist letter from Aeropostale, Inc. dated August 22, 2012, and alleging that BABY PHAT shirts marketed as “Girls Glitter Heart Tees” were “virtually exact copies of an earlier Aeropostale designed T-shirt.” The letter simply asked for Kellwood’s assurance that it would not resume selling this item or offer other merchandise copied from Aeropostale designs. As this design was created, manufactured, and distributed by Phat Fashions’ licensee, Parigi Group, Kellwood and Phat have sent the letter to Parigi for handling.

•	Venezuelan Opposition Proceeding Against Kathy Cat Design in cls. 3, 14, 18 and 25 filed by Katherine Rey Sotomayor, Appl. Ser. Nos. 06004607-06004610. Phat Fashions opposed this application in 2006. A decision is expected to be rendered in 2-3 years.

•	Venezuelan Application for BABY CAT and Cat Design in cl. 25 filed by Habibi Moda C.A., Appl. Ser. No. 2103/2009. Phat Fashions opposed this application in 2009. A decision is expected to be rendered in 5-6 years.

•	Indian Trademark Application for JUST PHAT in cl. 25 filed by Pooja Thakkar, Appl. Serial No. 1592557. Phat Fashions opposed this application in December 2009. A decision is expected to be rendered in 2012.

•	Indonesian Trademark Application for BABY PHAT with Cat Design in cl. 18 filed by Rosni Kosman (App. No. D002007014087). Phat Fashions opposed this trademark application in January 2009 and is awaiting the decision.

•	Indonesian Trademark Opposition against BABY PHAT with Cat Design in cl. 25 filed by Uswah Rudi. Phat Fashions opposed this application in November 2009 and is awaiting a decision.

•	Brazilian Trademark Applications for DSCOLADA with Cat Design in cl. 14, Appl. Serial No. 901780782 and DSCOLADA with Cat Design in cl. 25, Appl. Serial No. 901780693, both filed by Dscolada Ltda Me. Phat Fashions opposed both applications and awaits the decisions.

Schedule C

DOMAIN NAMES

Domain Names:

Domain Name	Brand	Redirect Site

2PHATFASHIONS.COM	Baby Phat	www.babyphat.com

allcityathletiques.com	Baby Phat	www.babyphat.com

allcityathletiques.info	Baby Phat	www.babyphat.com

allcityathletiques.net	Baby Phat	www.babyphat.com

allcityathletiques.org	Baby Phat	www.babyphat.com

allcityonline.com	Baby Phat	www.babyphat.com

allcityonline.info	Baby Phat	www.babyphat.com

Babe-phat.com	Baby Phat	www.babyphat.com

Babiephat.com	Baby Phat	www.babyphat.com

baby-fat.biz	Baby Phat	www.babyphat.com

babyfat.cc	Baby Phat	www.babyphat.com

baby-fat.cc	Baby Phat	www.babyphat.com

babyfat.tv	Baby Phat	www.babyphat.com

baby-fat.tv	Baby Phat	www.babyphat.com

baby-fat-ws	Baby Phat	www.babyphat.com

babyphat.asia	Baby Phat	www.babyphat.com

babyphat.biz	Baby Phat	www.babyphat.com

baby-phat.biz	Baby Phat	www.babyphat.com

baby-phat.co.uk	Baby Phat	www.babyphat.com

BabyPhat.com	Baby Phat	www.babyphat.com

babyphat.com.hk	Baby Phat	www.babyphat.com

babyphat.com.tw	Baby Phat	www.babyphat.com

babyphat.de	Baby Phat	www.babyphat.com

babyphat.hk	Baby Phat	www.babyphat.com

babyphat.info	Baby Phat	www.babyphat.com

baby-phat.info	Baby Phat	www.babyphat.com

babyphat.net	Baby Phat	www.babyphat.com

babyphat.org	Baby Phat	www.babyphat.com

babyphat.tw	Baby Phat	www.babyphat.com

babyphat.us	Baby Phat	www.babyphat.com

baby-phat.us	Baby Phat	www.babyphat.com

BabyPhat.XXX	Baby Phat	Blocked

babyphat69.com	Baby Phat	www.babyphat.com

babyphat69.info	Baby Phat	www.babyphat.com

babyphatapparel.com	Baby Phat	www.babyphat.com

babyphatbiz. com	Baby PHat	www.babyphat.com

babyphatboots.com	Baby Phat	www.babyphat.com

babyphatcatalog.com	Baby Phat	www.babyphat.com

babyphatclothing.com	Baby Phat	www.babyphat.com

babyphatclothing.info	Baby Phat	www.babyphat.com

babyphatclothing.net	Baby Phat	www.babyphat.com

babyphatclothing.org	Baby Phat	www.babyphat.com

babyphatclothingonline.com	Baby Phat	www.babyphat.com

babyphatclothingonline.info	Baby Phat	www.babyphat.com

babyphatclothingonline.net	Baby Phat	www.babyphat.com

babyphatclothingonline.org	Baby Phat	www.babyphat.com

babyphateyewear.com	Baby Phat	www.babyphat.com

babyphatfarm.com	Baby Phat	www.babyphat.com

babyphatgirlz.com	Baby Phat	www.babyphat.com

babyphatgirlz.info	Baby Phat	www.babyphat.com

babyphathandbags.com	Baby Phat	www.babyphat.com

BABYPHATONLINE.COM	Baby Phat	www.babyphat.com

BABYPHATONLINE.NET	Baby Phat	www.babyphat.com

babyphatshoes.com	Baby Phat	www.babyphat.com

babyphatshop.com	Baby Phat	www.babyphat.com

babyphatskinz.com	Baby Phat	www.babyphat.com

baby-phat-skinz.com	Baby Phat	www.babyphat.com

babyphatskinz.info	Baby Phat	www.babyphat.com

baby-phat-skinz.info	Baby Phat	www.babyphat.com

bbyp.ht	Baby Phat	Blank Site

phat-fashion.biz	Baby Phat	www.babyphat.com

phat-fashion.cc	Baby Phat	www.babyphat.com

phatfashion.com	Baby Phat	www.babyphat.com

phat-fashion.com	Baby Phat	www.babyphat.com

phat-fashion.info	Baby Phat	www.babyphat.com

phatfashion.net	Baby Phat	www.babyphat.com

phat-fashion.net	Baby Phat	www.babyphat.com

phatfashion.org	Baby Phat	www.babyphat.com

phat-fashion.org	Baby Phat	www.babyphat.com

phat-fashion.ws	Baby Phat	www.babyphat.com

phatfashions.com	Baby Phat	www.babyphat.com

phatfashions.net	Baby Phat	www.babyphat.com

phatfashions.org	Baby Phat	www.babyphat.com

phatphashions.cc	Baby Phat	www.babyphat.com

phatphashions.tv	Baby Phat	www.babyphat.com

phatthreads.tv	Baby Phat	www.babyphat.com

phat-threads.tv	Baby Phat	www.babyphat.com

phatthreads.us	Baby Phat	www.babyphat.com

phat-threads.us	Baby Phat	www.babyphat.com

shopbabyphat. com	Baby Phat	www.babyphat.com

TheHouseOfPhat.com	Baby Phat	www.babyphat.com

Schedule D

DISCLOSURES

None.

Schedule 3.3

CONSENTS

•	Consent to file Form UCC-3 Release of any Security Interests effective after the funding of the Purchase Price in each case granted under the following agreements or related documents:

Credit Agreement dated as of October 19, 2011, among Kellwood Company and its domestic subsidiaries from time to time party thereto, the financial institutions party thereto and Wells Fargo Bank, N.A., as agent for the Lenders (as defined therein), as amended, restated, supplemented, refunded, refinanced or otherwise modified from time to time.

Term Loan Agreement dated as of October 19, 2011, among Kellwood Company and its domestic subsidiaries from time to time party thereto, Cerberus Business Finance, LLC as agent and the lenders from time to time party thereto.

Second Amended and Restated Term A Loan Agreement, dated as of April 20, 2012, by and among Kellwood Company and its domestic subsidiaries from time to time party thereto, SCSF Kellwood Finance LLC, Sun Kellwood Finance, LLC and Sun Kellwood Finance, LLC as collateral agent.

Fourth Amended and Restated Term Loan Agreement, dated as of April 20, 2012, by and among Kellwood Company and its domestic subsidiaries from time to time party thereto, SCSF Kellwood Finance LLC, Sun Kellwood Finance, LLC and Sun Kellwood Finance, LLC as collateral agent.

12 7/8% second-priority senior secured PIK notes due 2014 issued pursuant to that indenture, dated as of July 23, 2009, by and among Kellwood Company, as issuer, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

•	Consent to Release of Security Interest in Trademarks effective after the funding of the Purchase Price in each case granted by the following agreements:

Trademark Security Agreement dated October 19, 2011 in favor of Sun Kellwood Finance, LLC and recorded in the USPTO at Reel/Frame 4654/0053 on November 3, 2011.

Trademark Security Agreement dated October 19, 2011 in favor of Cerberus Business Finance, LLC and recorded in the USPTO at Reel/Frame 4645/0127 on October, 2011.

Trademark Security Agreement dated July 23, 2009 in favor of Wells Fargo Bank, National Association and recorded in the USPTO at Reel/Frame 4033/0608 on July 27, 2009.

Trademark Security Agreement dated October 19, 2011 in favor of Wells Fargo Bank, National Association and recorded in the USPTO at Reel/Frame 4644/0496 on October 19, 2011.

Schedule 4.8

ABSENCE OF CONFLICTS

•	Assignment of Distributorship Agreement by and between Phat Fashions, LLC and T2M Fashion dated November 1, 2011.

•	Assignment of Distribution Agreement by and between Kellwood Company and Ossia International Limited dated January 1, 2012.

•	Credit Agreement dated as of October 19, 2011, among Kellwood Company and its domestic subsidiaries from time to time party thereto, the financial institutions party thereto and Wells Fargo Bank, N.A., as agent for the Lenders (as defined therein), as amended, restated, supplemented, refunded, refinanced or otherwise modified from time to time.

•	Term Loan Agreement dated as of October 19, 2011, among Kellwood Company and its domestic subsidiaries from time to time party thereto, Cerberus Business Finance, LLC as agent and the lenders from time to time party thereto.

•	Second Amended and Restated Term A Loan Agreement, dated as of April 20, 2012, by and among Kellwood Company and its domestic subsidiaries from time to time party thereto, SCSF Kellwood Finance LLC, Sun Kellwood Finance, LLC and Sun Kellwood Finance, LLC as collateral agent.

•	Fourth Amended and Restated Term Loan Agreement, dated as of April 20, 2012, by and among Kellwood Company and its domestic subsidiaries from time to time party thereto, SCSF Kellwood Finance LLC, Sun Kellwood Finance, LLC and Sun Kellwood Finance, LLC as collateral agent.

•	12 7/8% second-priority senior secured PIK notes due 2014 issued pursuant to that indenture, dated as of July 23, 2009, by and among Kellwood Company, as issuer, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

Schedule 4.9

FINANCIAL INFORMATION

See the attached financial information.

The first attachment represents revenue by year by month. Revenue is broken down between royalty, advertising, and reserve as it is in the general ledger.

The second attachment is detail by licensee for 2012 actual revenue by month through EOM November.

The third attachment is Detail by licensee for 2011 actual revenue for the fiscal year. (Identification of Baby Phat only revenue was done as Phat Farm was sold. The information used to be reported together)

Note that the information reflects recognized, or accrued, revenue. When actuals are received, the P&L is trued up and is reflected within the attached information. For 2012, most balances are outstanding in July through November (which is calendar Q3 and one month of calendar Q4).

Baby Phat

Licensing Revenue*

		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Fiscal YTD	Calendar YTD	Dec	Jan	Fiscal Full Year	Calendar Full Year

2010	Royalty	721	1,697	1,192	1,325	1,164	1,152	1,216	1,148	1,075	1,182	1,072	12,222	12,943	1,064	1,174	14,460	14,007
	Advertising	395	546	383	407	369	375	402	375	347	371	323	3,896	4,291	325	327	4,548	4,616
	Reserve	(970)	(653)	(151)	(369)	(91)	(466)	(628)	(70)	(146)	342	(41)	(2,271)	(3,241)	(76)	(2,245)	(4,592)	(3,317)

	Total	146	1,590	1,423	1,363	1,442	1,061	990	1,453	1,276	1,895	1,355	13,847	13,993	1,313	(744)	14,416	15,306

2011	Royalty	1,174	639	765	715	621	635	560	410	431	399	405	5,580	6,754	412	456	6,448	7,165
	Advertising	327	121	133	166	128	126	131	88	121	113	104	1,232	1,559	106	134	1,472	1,665
	Reserve	(2,245)	22	(14)	100	(3)	5	42	169	(10)	(10)	(9)	292	(1,953)	(9)	(51)	232	(1,962)

	Total	(744)	783	885	980	747	766	734	667	542	502	499	7,104	6,360	508	540	8,152	6,868

2012	Royalty	456	331	325	308	243	256	263	296	332	331	191	2,875	3,332
	Advertising	134	86	84	82	78	66	74	64	66	73	35	709	843
	Reserve	(51)	(7)	—	—	39	(64)	—	45	(82)	(46)	41	(74)	(125)

	Total	540	410	409	391	360	257	337	406	316	358	266	3,509	4,049

*	Based on recognized revenue on general ledger.

Baby Phat

2012

	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Total

Royalty
Check Group (Old Licensee)	—	—	—	50.0	—	—	—	—	—	—	50.0
eFashions (Ecomm Platform)	—	—	—	(10.6)	—	—	—	—	—	—	(10.6)
Ossia (Singapore Distributor)	—	—	—	—	—	—	—	—	—	—	—
Hypnotic Hats (Cold Weather / Hosiery)	10.0	10.0	10.0	10.0	10.0	10.0	10.0	(20.0)	10.0	10.0	70.0
Mitzi / Betesh (Handbags)	32.3	32.6	32.6	32.6	24.8	25.1	22.2	30.0	30.0	30.0	292.2
Vida (Dress Shoes)	20.4	20.4	20.4	20.4	27.9	40.8	40.8	40.8	40.8	40.8	313.8
Parigi (Kids)	62.8	62.8	62.8	9.0	41.0	42.7	94.4	104.1	104.1	(42.5)	541.3
Silver Goose (Infants)	8.1	—	—	—	—	—	—	—	(27.2)	—	(19.1)
Anthony L&S (Athletic Shoes)	100.0	100.0	100.0	100.0	100.0	100.0	100.0	100.0	100.0	100.0	1,000.0
Modo (Eyewear)	22.3	22.3	22.3	22.3	22.3	12.7	12.3	12.3	13.3	13.3	175.7
Noho (Outerwear)	—	—	—	—	(54.2)	—	—	—	—	—	(54.2)
Strategic Distribution (Medical Scrubs)	33.3	33.3	16.7	16.7	16.7	16.7	16.7	16.7	16.7	16.7	200.0
Q4 Designs (Swimwear)	32.3	32.3	32.3	19.9	1.0	1.0	(13.5)	3.9	3.9	12.8	126.0
Stylos (Mexico Distributor)	3.3	10.4	10.4	10.4	10.4	12.5	57.2	12.5	12.5	12.5	152.2
Intimate Company (Intimates)											—
Urban Luxury (South Africa Distributor)	0.9	0.9	0.9	1.2	(10.3)	1.2	1.4	1.4	(9.0)	—	(11.5)

Total	325.8	325.1	308.5	282.0	189.7	262.7	341.5	301.7	295.1	193.6	2,825.7

Advertising
Ossia (Singapore Distributor)	—	—	—	—	—	4.9	0.7	(5.6)	—	—	0.0
Hypnotic Hats (Cold Weather / Hosiery)	3.8	3.8	3.8	3.8	3.8	3.8	3.8	(7.5)	3.8	3.8	26.3
Mitzi / Betesh (Handbags)	12.2	12.2	12.2	12.2	9.3	9.4	8.4	11.3	11.3	11.3	109.6
Parigi (Kids)	—	—	—	—	—	—	—	(40.6)	—	—	(40.6)
Vida (Dress Shoes)	5.8	5.8	5.8	5.8	5.8	11.7	11.7	11.7	11.7	11.7	87.2
Silver Goose (Infants)	—	—	—	—	—	—	—	—	(10.2)	—	(10.2)
Anthony L&S (Athletic Shoes)	37.5	37.5	37.5	37.5	37.5	37.5	37.5	37.5	37.5	37.5	375.0
Modo (Eyewear)	8.8	8.8	8.8	8.8	8.8	4.7	5.0	5.0	5.0	5.0	68.4
Strategic Distribution (Medical Scrubs)	4.2	4.2	2.1	2.1	2.1	2.1	2.1	2.1	2.1	2.1	25.0
Intimate Company (Intimates)											—
Q4 Designs (Swimwear)	12.1	12.1	12.1	7.5	0.5	0.5	(5.0)	0.5	1.4	1.4	43.0

Total	84.3	84.3	82.2	77.5	67.7	74.4	64.1	14.3	62.4	72.6	683.7

Grand Total	410.1	409.4	390.6	359.5	257.4	337.2	405.6	316.0	357.5	266.2	3,509.4

Baby Phat

2011

2011
Total	Actual
Aquarius	—
Age Group (Intimates)	193
BP Clothing	1,023
Check Group	—
eFashions	21
Vichen	—
Hypnotic Hats	202
Mitzi / Betesh	539
Vida	398
Parigi	2,941
Planet Sox	—
Silver Goose (Infants)	169
Silver Goose (Luggage)	93
Anthony L&S	1,136
Modo	364
Noho	194
Strategic Distribution	450
Stretch Mens	—
Stretch / Q4 Designs Swim	318
JMS	—
Stylos	98
Urban Luxury	14

Total	8,152

Royalty	2011
Aquarius
Age Group (Intimates)	140
BP Clothing	1,023
Check Group
eFashions	21
Vichen
Hypnotic Hats	147
Mitzi / Betesh	392
Vida	309
Parigi	2,409
Planet Sox
Silver Goose (Infants)	123
Silver Goose (Luggage)	68
Anthony L&S	826
Modo	265
Noho	156
Strategic Distribution	400
Stretch Mens
Stretch / Q4 Designs Swim	230
JMS
Stylos	98
Urban Luxury	14

Total	6,620

Advertising	2011
Aquarius
Age Group (Intimates)	53
BP Clothing
Check Group
eFashions
Vichen
Hypnotic Hats	55
Mitzi / Betesh	147
Vida	89
Parigi	532
Planet Sox
Silver Goose (Infants)	46
Silver Goose (Luggage)	25
Anthony L&S	310
Modo	99
Noho	38
Strategic Distribution	50
Stretch Mens
Stretch / Q4 Designs Swim	88
JMS
Stylos
Urban Luxury

Total	1,532

EXHIBIT D

PF TRANSFERRED ASSETS

See attached.

Schedule A

TRANSFERRED CONTRACTS

[On file with the Company]

Schedule B

INTELLECTUAL PROPERTY

Domestic Trademarks:

Trademark	Owner	Status in Trademark Office	Federal Registration Number	Registration Date	Class

	Phat Fashions LLC	Registered	3,735,330	1/5/2010	25

	Phat Fashions LLC	Registered	3,759,361	3/9/2010	21

	Phat Fashions LLC	Registered	3,624,700	5/19/2009	26

	Phat Fashions LLC	Registered	3,233,844	4/24/2007	9

	Phat Fashions LLC	Registered	3,240,184	5/8/2007	9

	Phat Fashions LLC	Registered	2,440,358	4/3/2001	25

	Phat Fashions LLC	Registered	2,538,563	2/12/2002	18

	Phat Fashions LLC	Registered	3,037,296	1/3/2006	25

BABY PHAT	Phat Fashions LLC	Registered	3,613,885	4/28/2009	26

BABY PHAT	Phat Fashions LLC	Registered	3,701,862	10/27/2009	24

BABY PHAT	Phat Fashions LLC	Registered	3,591,599	3/17/2009	16

BABY PHAT	Phat Fashions LLC	Registered	3,181,285	2/21/2006	6

BABY PHAT	Phat Fashions LLC	Registered	3,220,372	3/20/2007	9

BABY PHAT	Phat Fashions LLC	Registered	3,386,191	2/19/2008	35

BABY PHAT	Phat Fashions LLC	Registered	2,240,881	4/20/1999	25

BABY PHAT	Phat Fashions LLC	Registered	2,538,494	2/12/2002	18

BABY PHAT	Phat Fashions LLC	Registered	2,736,998	7/15/2003	14

BABY PHAT	Phat Fashions LLC	Registered	2,811,059	2/3/2004	9

BABY PHAT	Phat Fashions LLC	Registered	3,004,138	10/4/2005	25

BABY PHAT	Phat Fashions LLC	Registered	3,051,588	1/24/2006	14

BABY PHAT	Phat Fashions LLC	Registered	3,060,441	2/21/2006	9

	Phat Fashions LLC	Registered	3,000,181	9/27/2005	25

	Phat Fashions LLC	Registered	3,743,384	10/26/2009	24

	Phat Fashions LLC	Registered	3,723,824	12/8/2009	21

	Phat Fashions LLC	Registered	3,600,115	3/31/2009	3

	Phat Fashions LLC	Registered	2,303,780	12/28/1999	25

	Phat Fashions LLC	Registered	3,004,685	10/4/2005	14

	Phat Fashions LLC	Registered (South Carolina)	SCO12501	6/28/2001	25

Phat Fashions LLC	Registered	3,759,401	3/9/2010	3

Phat Fashions LLC	Registered	3,735,329	1/5/2010	24

Phat Fashions LLC	Registered	3,723,825	12/8/2009	21

Phat Fashions LLC	Registered	3,551,930	12/23/2008	20

Phat Fashions LLC	Registered	3,109,678	6/27/2006	9

Phat Fashions LLC	Registered	2,429,559	2/20/2001	25

Phat Fashions LLC	Registered	2,541,251	2/19/2002	18

Phat Fashions LLC	Registered	2,881,224	917/2004	9

Phat Fashions LLC	Registered	3,000,182	9/27/2005	25

	Phat Fashions LLC	Registered	3,006,170	10/11/2005	14

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	3,149,054	9/26/2006	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,557,269	4/2/2002	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,867,090	7/27/2004	18

BABY PHAT GODDESS	Phat Fashions LLC	Registered	3,512,917	10/7/2008	3

	Phat Fashions LLC	Registered	3,512,918	10/7/2008	3

BABY PHAT GOLDEN GODDESS	Phat Fashions LLC	Registered	3,366,942	1/8/2008	3

	Phat Fashions LLC	Registered	3,374,112	1/22/2008	3

BABY PHAT SEDUCTIVE GODDESS	Phat Fashions LLC	Registered	3,860,529	10/12/2010	3

PHAT	Phat Fashions LLC	Registered	2,372,748	8/1/2000	25

Domestic Copyrights:

Title	Owner	Status in Copyright Office	Federal Registration Number	Registration Date

“Baby Phat” and Cat Design	Phat Fashions, LLC	Registered	VA-852-101	11/25/1998

Baby Phat Crown Badge	Phat Fashions, LLC	Registered	VA-0001622877	10/29/2007

Baby Phat Crown Burst	Phat Fashions, LLC	Registered	VA-0001622872	10/29/2007

Foreign Trademarks:

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Argentina	Pending	[s/n 3,045,665]	[filed 11/11/2010]	25	In January of 2012, application was opposed by Empresas CMPC S.A. on the basis that it is confusingly similar to its own applications or registrations for the marks BABY SEC, BABYSEC BASIO, BABYSEC, and BABY SEC LO HIZO. Instructed counsel to initiate negotiations with opponent and argue that several applications for marks containing the word “BABY” have registered in the Argentinian Trademark Office.
BABY PHAT	Phat Fashions LLC	Australia	Registered	774453	9/30/1998	25	N/A
	Phat Fashions LLC	Australia	Registered	1,066,407	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44076	4/10/2005	18	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44077	4/10/2005	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	Benelux	Renewed	552164	4/27/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Bolivia	Registered	87321-C	7/16/2002	25	N/A
BABY PHAT	Phat Fashions LLC	Brazil	Pending (Suspended)	[s/n 821.880.675]	[filed 8/2/1999]	25	This application is being kept in abeyance until final decisions rendered with respect to Application Nos. 821.346.300 for PHAT FARM and 821.346.326 for THE PHAT FARM NYC FINE QUALITY AUTHENTIC FLY GOODS. These applications are being kept in abeyance until a final decision is rendered with respect to Application No. 820.033.146 for FARM RIO in Class 25. Counsel filed a petition to disassociate the BABY PHAT application from the PHAT FARM applications, but as of March 2011, no response had been received from the Trademark Office.
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.829]	[filed 11/27/2009]	25	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.810]	[filed 11/27/2009]	14	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
BABY PHAT	Phat Fashions LLC	Bulgaria	Registered	64975	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	64976	5/12/2008	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Bulgaria	Registered	64977	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	62247	12/3/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	760154	2/24/2010	3	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	557141	1/30/2002	25	N/A
	Phat Fashions LLC	Canada	Registered	760461	2/26/2010	3	N/A
	Phat Fashions LLC	Canada	Registered	761902	3/17/2010	9,18, 25	N/A
	Phat Fashions LLC	Canada	Registered	762606	3/24/2010	9,18, 25	N/A
BABY PHAT GODDESS	Phat Fashions LLC	Canada	Registered	722944	9/4/2008	3	N/A
	Phat Fashions LLC	Canada	Registered	772952	9/4/2008	3	N/A
	Phat Fashions LLC	Canada	Registered	761903	3/17/2010	9,18, 25	N/A
BABY PHAT	Phat Fashions LLC	Chile	Registered	879694	1/18/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,866	3/28/2009	3	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,867	2/14/2009	14	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	1,358,532	1/28/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,521	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,522	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,596	12/14/2008	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,595	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,708	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,582]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,597	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,709]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,581]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,593]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,590	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,594	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,592	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,591	12/14/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Colombia	Registered	235387	4/27/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71302	4/14/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71301	4/14/2005	18	N/A
PHAT	Phat Fashions LLC	Denmark	Renewed	4608/94	7/8/1994	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107843	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107837	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Ecuador	Registered	3430-00	6/26/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201585	9/8/2009	18	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201586	5/23/2007	25	N/A
BABY PHAT	Phat Fashions LLC	El Salvador	Registered	144 Book 136	8/10/2001	25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	000881524	10/13/1999	9,18, 25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	004923553	3/29/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643342	9/20/2005	9,18, 25	N/A
	Phat Fashions LLC	European Community	Registered	004923777	3/30/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643375	8/2/2007	9,18, 25	N/A
PHAT	Phat Fashions LLC	France	Registered	93/481938	8/31/1993	9,25, 42	N/A
BABY PHAT	Phat Fashions LLC	Guatemala	Registered	104571	5/23/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Honduras	Registered	99956	2/21/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	300498736	9/21/2005	3, 14	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	301048590	2/11/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	200215781	8/26/1998	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048608	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498727	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	3004497944	9/20/2005	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048617	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498718	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048626	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300497935	9/20/2005	25	N/A
PHAT	Phat Fashions LLC	Hong Kong	Renewed	3613/95	4/26/1993	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	India	Registered	1,275,909	1/17/2006	25	N/A
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 75]	[filed 1/9/2009]	25	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 76]	[filed 1/9/2009]	18	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 882532	2/22/2006	3	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Italy	Registered	1432026	3/10/2011	25	N/A
PHAT	Phat Fashions LLC	Italy	Renewed	00695475	5/3/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	4692771	7/18/2003	14,18	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	4293397	7/9/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	5101609	12/28/2007	3	N/A
	Phat Fashions LLC	Japan	Registered	5170939	10/3/2008	18	N/A
	Phat Fashions LLC	Japan	Registered	4896783	9/22/2005	3,9, 14, 18, 25	N/A
	Phat Fashions LLC	Japan	Registered	4896782	9/22/2005	3,9	N/A
PHAT	Phat Fashions LLC	Japan	Renewed	3370202	9/11/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91564	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91563	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	0458243	11/9/1999	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	40-0678282	9/14/2006	3, 14	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664997	6/5/2006	3, 9, 14, 18, 25	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664996	6/5/2006	3, 9, 14, 18, 25	N/A
PHAT	Phat Fashions LLC	Korea, Republic of	Renewed	315203	6/10/1995	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	59255	5/28/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	58934	5/28/2005	18	N/A
BABY PHAT	Phat Fashions LLC	Lebanon	Registered	110636	4/17/2007	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Macao	Registered	19197	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19203	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19202	2/9/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	910763	11/28/2005	9	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Mexico	Registered	878711	4/27/2005	3	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Renewed	589794	8/20/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	1196685	1/14/2011	18	N/A
	Phat Fashions LLC	Mexico	Registered	912979	12/8/2005	9	N/A
	Phat Fashions LLC	Mexico	Registered	878135	4/26/2005	3	N/A
	Phat Fashions LLC	Mexico	Registered	1083925	2/12/2009	9	N/A
	Phat Fashions LLC	Mexico	Registered	1131983	11/26/2009	18	N/A
	Phat Fashions LLC	Mexico	Pending	[s/n 911173]	[filed 2/2/2008]	25	This application was rejected due to the trademark registration (No. 977592) for LADY PARIS and Cat Design (see below for further detail on the Cancellation Action that Phat Fashions filed against this registration).
	Phat Fashions LLC	Mexico	Registered	912980	12/8/2005	9	N/A
BABY PHAT	Phat Fashions LLC	New Zealand	Renewed	297097	8/24/1998	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	New Zealand	Registered	732424	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Nicaragua	Registered	46047 C.C.	1/5/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Norway	Registered	202429	4/17/2000	25	N/A
	Phat Fashions LLC	Norway	Registered	237042	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237043	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237045	1/2/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43811	1/30/2008	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43810	11/11/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Panama	Registered	102243	8/13/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Paraguay	Registered	222339	2/7/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Peru	Registered	058267	10/15/1999	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Peru	Registered	176049	5/23/2011	25	N/A
	Phat Fashions LLC	Peru	Registered	175423	3/31/2011	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44406	4/25/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44407	4/25/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Romania	Registered	074184	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074185	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074176	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074186	1/11/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Russian Federation	Registered	276912	10/21/2004	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	321362	2/19/2007	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	269478	5/31/2004	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Russian Federation	Registered	322147	3/12/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	996/75	6/19/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	955/10	11/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01908]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 4, and 18.
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01910]	[filed 2/11/2004]	25

This application has been rejected by the Registrar due to the following registrations:

•        2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•        2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•        1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

•        2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•        2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•        2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01909]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
							applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01907]	[filed 2/11/2004]	9	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9,14, and 18.
	Phat Fashions LLC	South Africa	Registered	2004/01942	8/13/2008	9	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01944	8/13/2008	18	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01941	8/13/2008	3	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01945	8/13/2008	25	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01943	8/13/2008	14	N/A
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01899]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9,14, and 18.
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01898]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9,14, and 18.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01897]	[filed 2/11/2004]	9

This application has been rejected by the Registrar due to the following registrations:

•        2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•        2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•        1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

•        2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•        2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•        2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01900]	[filed 2/11/2004]	25	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9,14, and 18.
BABY PHAT	Phat Fashions LLC	Sweden	Registered	337019	5/5/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Switzerland	Registered	470.895	10/19/1999	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.074	2/23/2006	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.075	2/23/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Switzerland	Registered	543.076	2/23/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1213413	6/16/2006	3	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1211505	6/1/2006	14	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1252965	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213415	6/16/2006	3	N/A
	Phat Fashions LLC	Taiwan	Registered	1211507	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1346472	1/16/2009	18	N/A
	Phat Fashions LLC	Taiwan	Registered	1252970	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213414	6/16/2006	3	N/A
	Phat Fashions LLC	Taiwan	Registered	1211506	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1252969	3/1/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	Taiwan	Renewed	626361	1/1/1994
	Phat Fashions LLC	Thailand	Registered	215635	3/23/2005	18	N/A
	Phat Fashions LLC	Thailand	Registered	240010	2/24/2004	25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2005/08321	3/11/2005	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2002/14586	6/13/2002	3, 4, 18, 25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01384	1/18/2006	25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01500	1/19/2006	25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01498	1/19/2006	25	N/A
PHAT	Phat Fashions LLC	Turkey	Registered	2002/14585	6/13/2002	3, 14, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58642	3/14/2006	18	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58641	3/14/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Fashions LLC	Africa		2004/01897]	2/11/2004]

rejected by the Registrar due to the following registrations:

•      2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•      2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•      1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

•      2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•      2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•      2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01900]	[filed 2/11/2004]	25	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9,14, and 18.
BABY PHAT	Phat Fashions LLC	Sweden	Registered	337019	5/5/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Switzerland	Registered	470.895	10/19/1999	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.074	2/23/2006	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.075	2/23/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
							applications for PHAT and PHAT FARM in Classes 9,14, and 18.
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01907]	[filed 2/11/2004]	9	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
	Phat Fashions LLC	South Africa	Registered	2004/01942	8/13/2008	9	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01944	8/13/2008	18	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01941	8/13/2008	3	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01945	8/13/2008	25	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01943	8/13/2008	14	N/A
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01899]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9,14, and 18.
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01898]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9,14, and 18.
PHAT	Phat	South	Pending	[s/n	[filed	9	This application has been

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	United Arab Emirates	Registered	85293	11/26/2007	25	N/A
	Phat Fashions LLC	United Kingdom (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
PHAT	Phat Fashions LLC	United Kingdom	Renewed	1545530	8/19/1993	25	N/A
BABY PHAT	Phat Fashions LLC	Uruguay	Registered	314.451	2/16/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Venezuela	Registered	P-219.712	4/7/2000	25	N/A

Other Pending Disputes

•	An application for the mark was filed in Class 9 in China by Applicant, Liu Yiqi (an individual) and given the App. No. 3847273. Phat Fashions filed an opposition against this application which received an Adverse Decision from the Chinese Trademark Office in July of 2012. Phat Fashions subsequently filed an administrative lawsuit against the Adverse Decision, and such case was accepted by the Beijing No. Intermediate People’s Court in September of 2012 and will soon be heard.

•	The Mexican Registration in Class 25 for the mark is owned by Joel Renteria Martinez (an individual) (Reg. No. 977592). Phat Fashions filed a Cancellation Proceeding against this registration in April 2009. The Cancellation Action was originally rejected because Phat Fashions’ evidence of use was based on the use of its then-licensee, BP Clothing. This rejection was overcome in October of 2011, but in August of 2012, the Mexican Trademark Office rendered a resolution rejecting the Cancellation Action once again on the basis that Martinez’s mark was in use in Mexico. This decision was challenged by Phat Fashions in August of 2012 through the filing of an annulment action with a Federal Administrative Court based on Phat Fashions’ prior use of its mark in Mexico. If a favorable resolution in the annulment action is obtained, the same will be studied by the Mexican Trademark Office.

•	Kellwood Company received a cease and desist letter from Aeropostale, Inc. dated August 22, 2012, and alleging that BABY PHAT shirts marketed as “Girls Glitter Heart Tees” were “virtually exact copies of an earlier Aeropostale designed T-shirt.” The letter simply asked for Kellwood’s assurance that it would not resume selling this item or offer other merchandise copied from Aeropostale designs. As this design was created, manufactured, and distributed by Phat Fashions’ licensee, Parigi Group, Kellwood and Phat have sent the letter to Parigi for handling.

•	Venezuelan Opposition Proceeding Against Kathy Cat Design in cls. 3, 14, 18 and 25 filed by Katherine Rey Sotomayor, Appl. Ser. Nos. 06004607-06004610. Phat Fashions opposed this application in 2006. A decision is expected to be rendered in 2-3 years.

•	Venezuelan Application for BABY CAT and Cat Design in cl. 25 filed by Habibi Moda C.A., Appl. Ser. No. 2103/2009. Phat Fashions opposed this application in 2009. A decision is expected to be rendered in 5-6 years.

•	Indian Trademark Application for JUST PHAT in cl. 25 filed by Pooja Thakkar, Appl. Serial No. 1592557. Phat Fashions opposed this application in December 2009. A decision is expected to be rendered in 2012.

•	Indonesian Trademark Application for BABY PHAT with Cat Design in cl. 18 filed by Rosni Kosman (App. No. D002007014087). Phat Fashions opposed this trademark application in January 2009 and is awaiting the decision.

•	Indonesian Trademark Opposition against BABY PHAT with Cat Design in cl. 25 filed by Uswah Rudi. Phat Fashions opposed this application in November 2009 and is awaiting a decision.

•	Brazilian Trademark Applications for DSCOLADA with Cat Design in cl. 14, Appl. Serial No. 901780782 and DSCOLADA with Cat Design in cl. 25, Appl. Serial No. 901780693, both filed by Dscolada Ltda Me. Phat Fashions opposed both applications and awaits the decisions.

Schedule C

DOMAIN NAMES

Domain Names:

Domain Name	Brand	Redirect Site

2PHATFASHIONS.COM	Baby Phat	www.babyphat.com

allcityathletiques.com	Baby Phat	www.babyphat.com

allcityathletiques.info	Baby Phat	www.babyphat.com

allcityathletiques.net	Baby Phat	www.babyphat.com

allcityathletiques.org	Baby Phat	www.babyphat.com

allcityonline.com	Baby Phat	www.babyphat.com

allcityonline.info	Baby Phat	www.babyphat.com

Babe-phat.com	Baby Phat	www.babyphat.com

Babiephat.com	Baby Phat	www.babyphat.com

baby-fat.biz	Baby Phat	www.babyphat.com

babyfat.cc	Baby Phat	www.babyphat.com

baby-fat.cc	Baby Phat	www.babyphat.com

babyfat.tv	Baby Phat	www.babyphat.com

baby-fat.tv	Baby Phat	www.babyphat.com

baby-fat-ws	Baby Phat	www.babyphat.com

babyphat.asia	Baby Phat	www.babyphat.com

babyphat.biz	Baby Phat	www.babyphat.com

baby-phat.biz	Baby Phat	www.babyphat.com

baby-phat.co.uk	Baby Phat	www.babyphat.com

BabyPhat.com	Baby Phat	www.babyphat.com

babyphat.com.hk	Baby Phat	www.babyphat.com

babyphat.com.tw	Baby Phat	www.babyphat.com

babyphat.de	Baby Phat	www.babyphat.com

babyphat.hk	Baby Phat	www.babyphat.com

babyphat.info	Baby Phat	www.babyphat.com

baby-phat.info	Baby Phat	www.babyphat.com

babyphat.net	Baby Phat	www.babyphat.com

babyphat.org	Baby Phat	www.babyphat.com

babyphat.tw	Baby Phat	www.babyphat.com

babyphat.us	Baby Phat	www.babyphat.com

baby-phat.us	Baby Phat	www.babyphat.com

BabyPhat.XXX	Baby Phat	Blocked

babyphat69.com	Baby Phat	www.babyphat.com

babyphat69.info	Baby Phat	www.babyphat.com

babyphatapparel.com	Baby Phat	www.babyphat.com

babyphatbiz.com	Baby PHat	www.babyphat.com

babyphatboots.com	Baby Phat	www.babyphat.com

babyphatcatalog.com	Baby Phat	www.babyphat.com

babyphatclothing.com	Baby Phat	www.babyphat.com

babyphatclothing.info	Baby Phat	www.babyphat.com

babyphatclothing.net	Baby Phat	www.babyphat.com

babyphatclothing.org	Baby Phat	www.babyphat.com

babyphatclothingonline.com	Baby Phat	www.babyphat.com

babyphatclothingonline.info	Baby Phat	www.babyphat.com

babyphatclothingonline.net	Baby Phat	www.babyphat.com

babyphatclothingonline.org	Baby Phat	www.babyphat.com

babyphateyewear.com	Baby Phat	www.babyphat.com

babyphatfarm.com	Baby Phat	www.babyphat.com

babyphatgirlz.com	Baby Phat	www.babyphat.com

babyphatgirlz.info	Baby Phat	www.babyphat.com

babyphathandbags.com	Baby Phat	www.babyphat.com

BABYPHATONLINE.COM	Baby Phat	www.babyphat.com

BABYPHATONLINE.NET	Baby Phat	www.babyphat.com

babyphatshoes.com	Baby Phat	www.babyphat.com

babyphatshop.com	Baby Phat	www.babyphat.com

babyphatskinz.com	Baby Phat	www.babyphat.com

baby-phat-skinz.com	Baby Phat	www.babyphat.com

babyphatskinz.info	Baby Phat	www.babyphat.com

baby-phat-skinz.info	Baby Phat	www.babyphat.com

bbyp.ht	Baby Phat	Blank Site

phat-fashion.biz	Baby Phat	www.babyphat.com

phat-fashion.cc	Baby Phat	www.babyphat.com

phatfashion.com	Baby Phat	www.babyphat.com

phat-fashion.com	Baby Phat	www.babyphat.com

phat-fashion.info	Baby Phat	www.babyphat.com

phatfashion.net	Baby Phat	www.babyphat.com

phat-fashion.net	Baby Phat	www.babyphat.com

phatfashion.org	Baby Phat	www.babyphat.com

phat-fashion.org	Baby Phat	www.babyphat.com

phat-fashion.ws	Baby Phat	www.babyphat.com

phatfashions.com	Baby Phat	www.babyphat.com

phatfashions.net	Baby Phat	www.babyphat.com

phatfashions.org	Baby Phat	www.babyphat.com

phatphashions.cc	Baby Phat	www.babyphat.com

phatphashions.tv	Baby Phat	www.babyphat.com

phatthreads.tv	Baby Phat	www.babyphat.com

phat-threads.tv	Baby Phat	www.babyphat.com

phatthreads.us	Baby Phat	www.babyphat.com

phat-threads.us	Baby Phat	www.babyphat.com

shopbabyphat.com	Baby Phat	www.babyphat.com

TheHouseOfPhat.com	Baby Phat	www.babyphat.com

EXHIBIT E

ROYAL ROBBINS FORM OF RELEASE

RELEASE

THIS RELEASE (this “Release”), dated as of December 28, 2012 is made by Wells Fargo Bank, National Association (“Agent”) as Agent under the Credit Agreement defined below.

RECITALS:

ARTICLE I. The Loan Parties, Agent and the Lenders party thereto entered into that certain Credit Agreement, dated as of October 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; defined terms not defined herein shall have their respective meanings found in the Credit Agreement).

ARTICLE II. To guarantee and secure payment and performance of the Obligations under the Credit Agreement, Loan Parties and Agent entered into that certain Security Agreement, dated as of October 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which each Loan Party granted to Agent, for the benefit of the Lenders, a security interest in substantially all of each Loan Party’s assets.

ARTICLE III. The Loan Parties have notified Agent and the Lenders that Kellwood has entered into a Purchase Agreement (as in effect on the date hereof, the “Purchase Agreement”) with RR Acquisition Corporation (“Buyer”), under the terms of which Kellwood shall sell, transfer and convey to Buyer all of the issued and outstanding equity interests (the “Units”) of Royal Robbins, LLC, a Delaware limited liability company (“Royal Robbins”), and Agent and each Lender have consented to the transactions contemplated by the Purchase Agreement.

ARTICLE IV. The Loan Parties have requested that Agent release Royal Robbins from its obligations under the Credit Agreement, the Security Agreement and each other Loan Document.

ARTICLE V. The Agent is willing to provide such release on the terms as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Agent agrees as follows:

Section 5.01 Effective upon (i) the consummation of the sale of the Units in accordance with the terms of the Purchase Agreement and (ii) the effectiveness of that certain Consent and Amendment No. 4 to Credit Agreement by and among the Lenders, the Agent and the Loan Parties, the Agent hereby acknowledges, confirms and agrees that (x) Royal Robbins is released from all obligations under the Credit Agreement, Security Agreement and each other Loan Document and (y) all liens, encumbrances or security interests of Agent covering the assets of Royal Robbins are released.

Section 5.02 This Release shall be governed by and construed in accordance with the laws of the State of Illinois and the applicable laws of the United States of America.

Section 5.03 Nothing herein shall constitute a waiver of any other provision of the Credit Agreement, or a release of any Obligor or of Agent’s security interest in any assets other than as expressly stated herein.

[Remainder of page intentionally blank; signature page follows]

Executed as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By
Name:
Title:

EXHIBIT F

ROYAL ROBBINS UCC FINANCING STATEMENTS TO BE TERMINATED

Filing Number	Filing Date	Jurisdiction	Secured Party	Debtor
117288029755	10/14/2011	California Secretary of State	Wells Fargo Bank, National Association, as Agent	Royal Robbins, LLC
20123067305	8/8/2012	Delaware Secretary of State	Wells Fargo Bank, National Association, as Agent	Royal Robbins, LLC

EXHIBIT G

PF FORM OF PARTIAL RELEASE

See attached.

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Corporation Service Company 2711 Centerville Road, Suite 400 Wilmington, DE 19808

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 201110140546998 Date: 10/14/2011	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☒ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

Secured Party hereby releases all right, title and interest in and to all Purchased Assets, as more particularly described in the definition of “Purchased Assets”, as set forth in that certain Purchase Agreement, dated as of December 11, 2012, by and between Debtor and Baby Phat Holding Company, LLC (the “Purchase Agreement”), as such Purchase Agreement was in effect on May 31, 2012.

Debtor: Phat Fashions LLC

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Wells Fargo Bank, National Association, as Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10. OPTIONAL FILER REFERENCE DATA NY – Secretary Of State

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)	Corporation Service Company 2711 Centerville Rd, Ste. 400 Wilmington, DE 19808

EXHIBIT H

PF UCC FINANCING STATEMENTS TO BE SUBJECT TO PARTIAL RELEASE

Filing Number	Filing Date	Jurisdiction	Secured Party	Debtor
201110140546998	10/14/2011	New York Secretary of State	Wells Fargo Bank, National Association, as Agent	Phat Fashions LLC